UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRI Pointe Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):  ☐

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

An annual meeting of stockholders (the "annual meeting") of TRI Pointe Group, Inc. ("TRI Pointe") will be held at 10:00 a.m. local time, on Friday, June 3, 2016, at our corporate offices, located at 19540 Jamboree Road, Suite 300, Irvine, California 92612.  The annual meeting will be held for the following purposes:

•

to elect the eight nominees named in this proxy statement to serve on the Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);

•	to ratify an amendment to TRI Pointe's 2013 Long-Term Incentive Plan, as amended (Proposal No. 2);
•	to ratify the appointment of Ernst & Young LLP as TRI Pointe's independent registered public accounting firm for 2016 (Proposal No. 3); and
•	to transact any other business that may properly come before the annual meeting or any adjourned or postponed session of the annual meeting.

These items of business are more fully described in the proxy statement accompanying this notice.  The Board of Directors recommends stockholders vote "FOR" Proposal Nos. 1, 2 and 3.

All TRI Pointe stockholders are cordially invited to attend the annual meeting, although only those stockholders of record at the close of business on April 11, 2016 are entitled to receive notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements of the annual meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR SHARES OF TRI POINTE COMMON STOCK BY CALLING THE TOLL-FREE TELEPHONE NUMBER OR BY USING THE INTERNET AS DESCRIBED IN THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD AT YOUR EARLIEST CONVENIENCE.

We are pleased to take advantage of the rules that allow companies to furnish their proxy materials via the Internet.  As a result, this proxy statement was made available on the Internet and we mailed Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about April 22, 2016.  The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy statement and annual report.  TRI Pointe's proxy materials are available online at http://www.astproxyportal.com/ast/18094.

By Order of the Board of Directors,

Bradley W. Blank
Secretary

Please vote your shares promptly.  You can find instructions for voting on the enclosed proxy card.

April 22, 2016

-ii-

INFORMATION ABOUT THE ANNUAL MEETING

General; Date; Time and Place; Purposes of the Meeting

The enclosed proxy is solicited on behalf of our Board of Directors for use at the annual meeting of stockholders of TRI Pointe Group, Inc. ("TRI Pointe," "we," "us" or the "Company") to be held at 10:00 a.m. local time, on Friday, June 3, 2016 or at any adjournments or postponements of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting.  The annual meeting will be held at our corporate offices, located at 19540 Jamboree Road, Suite 300, Irvine, California 92612.

At the annual meeting, stockholders will be asked to:

•

to elect the eight nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);

•	to ratify an amendment to our 2013 Long-Term Incentive Plan, as amended (Proposal No. 2);
•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal No. 3); and
•	to transact any other business that may properly come before the annual meeting or any adjourned or postponed session of the annual meeting.

When this proxy statement refers to the "annual meeting," it is also referring to any adjourned or postponed session of the annual meeting, if it is determined by our Board of Directors to be necessary or appropriate.

Electronic Delivery

In accordance with the rules and regulations adopted by the Securities and Exchange Commission ("SEC"), we have elected to furnish the proxy materials to our stockholders online.  We believe electronic delivery will expedite stockholders' receipt of materials, while lowering costs and reducing the environmental impact of the annual meeting by reducing printing and mailing of full sets of materials.  This proxy statement was made available on the Internet and we mailed a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access the proxy materials on or about April 22, 2016.  If a stockholder would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Record Date; Quorum

Holders of record of our common stock at the close of business on April 11, 2016, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting and any adjourned or postponed session thereof.  At the close of business on the record date, 162,048,087 shares of our common stock were outstanding and entitled to vote.  Stockholders are entitled to one vote on each matter submitted to the stockholders for each share of our common stock held as of the record date.

A quorum must be established in order for our stockholders to take action at the annual meeting.  The presence at the meeting, in person or by proxy, of the holders of stock having a majority of votes that could be cast by the holders of all outstanding stock entitled to vote at the annual meeting will constitute a quorum.  If a share is represented for any purpose at the annual meeting, it will be deemed present for purposes of determining whether a quorum exists.  Abstentions and "broker non-votes" will be counted as present and entitled to vote for purposes of determining a quorum.  If a quorum is present when the annual meeting is convened, the subsequent withdrawal of stockholders, even if less than a quorum remains after such withdrawal, will not affect the ability of the remaining stockholders to lawfully transact business.

As of April 11, 2016, our directors and executive officers held approximately 9.4% of the shares entitled to vote at the annual meeting, of which VII/TPC Holdings, L.L.C. (the "Starwood Fund"), a private equity fund affiliated with two of our directors, held approximately 7.4%.  See "Ownership of Our Common Stock."

Solicitation of Proxies

We will bear the entire cost of soliciting proxies from our stockholders.  In addition to solicitation of proxies by mail, proxies may be solicited in person, by telephone or other electronic communications, such as emails or postings on our website by our directors, officers and employees, who will not receive additional compensation for these services.  We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $10,500 plus expenses.  Banks, brokers and other nominees will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.

Adjournments and Postponements

Although it is not currently expected, if it is determined by our Board of Directors to be necessary or appropriate, the annual meeting may be adjourned or postponed.  Notice will not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.  If our Board of Directors fixes a new record date for determination of stockholders entitled to vote at an adjourned meeting, our Board of Directors will also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.

Attending the Annual Meeting

All stockholders, including stockholders of record and stockholders who hold their shares in "street name" through banks, brokers or other nominees, are invited to attend the annual meeting.  Stockholders of record can vote in person at the annual meeting.  To attend the annual meeting, stockholders of record need to bring a valid picture identification.  If a stockholder holds shares in "street name" through an account with a bank, broker or other nominee, the holder will need to contact its bank, broker or other nominee and obtain a "legal proxy" from the bank, broker or other nominee and present the "legal proxy" and valid picture identification at the annual meeting, which "legal proxy" will serve as the stockholder's admission ticket.  Cell phones must be turned off prior to entering the annual meeting.  Cameras and video, audio or any other electronic recording devices will not be allowed in the meeting room during the annual meeting, except to the extent permitted by us.  You can obtain directions to be able to attend the annual meeting and vote in person, by requesting them in writing or by telephone from us at the following address and telephone number:  19540 Jamboree Road, Suite 300, Irvine, California 92612, Attention:  Investor Relations; Telephone:  (949) 478‑8696.

We expect representatives of Ernst & Young LLP to be present at the annual meeting and available to respond to questions.

Householding

SEC rules allow delivery of a single document to households at which two or more stockholders reside.  This procedure, referred to as "householding," reduces the volume of duplicate information received by stockholders, as well as our expenses.  If a stockholder of record is eligible for householding, but it and other stockholders of record with which it shares an address receive multiple copies of the Notice, or if a stockholder of record holds stock in more than one account, and in either case the stockholder wishes to receive a single copy of the Notice for its household, it should notify our Corporate Secretary.  If a stockholder participates in householding and wishes to receive a separate copy of the Notice, or does not wish to participate in householding and prefers to receive separate copies of the Notice in the future, it should notify our Corporate Secretary.  A stockholder may notify our Corporate Secretary in writing at TRI Pointe Group, Inc., Attention:  Corporate Secretary, 19540 Jamboree Road, Suite 300, Irvine, California 92612, or by telephone at (949) 438‑1400.

If a stockholder holds its shares through an intermediary that is utilizing householding and the stockholder wishes to receive separate copies of our annual report and proxy statement in the future, or if it is receiving multiple copies of our proxy materials and annual report and wishes to receive only one, it should contact its bank, broker, or other nominee record holder.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some of the questions that stockholders may have about the annual meeting and answers to those questions.  These questions and answers are not meant to be a substitute for the information contained in the remainder of this proxy statement, and this information is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement.  We urge our stockholders to read this proxy statement in its entirety prior to making any decision.

Q:	What proposals will be voted on at the annual meeting?
A:	Stockholders will vote on the following proposals:
•

to elect the eight nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);

•	to ratify an amendment to our 2013 Long-Term Incentive Plan, as amended (Proposal No. 2); and
•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal No. 3).
Q:	How does our Board of Directors recommend stockholders vote?
A:	Our Board of Directors recommends that stockholders vote:
•

"FOR" the election of each of the eight nominees to our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);

•	"FOR" the ratification of the amendment to our 2013 Long-Term Incentive Plan (Proposal No. 2); and
•	"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal No. 3).

Questions With Respect to the Election of Directors (Proposal No. 1)

Q:	What vote is required for election of directors?
A:

Our bylaws provide that directors are elected by a plurality of the votes cast.  Therefore, the eight nominees who receive the highest number of votes will be elected as directors.  Because no other nominations were properly and timely received in accordance with our bylaws, each of the eight nominees named in this proxy statement will be elected if he or she receives at least one vote.  There is no cumulative voting in the election of directors.

Q:	What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 1?
A:

If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted "FOR" the election of the eight nominees named in this proxy statement to our Board of Directors.

Q:	What if a stockholder returns a proxy but withholds authority to vote for one or more nominees?
A:

If a stockholder submits a properly executed proxy to us and the proxy withholds authority to vote for one or more nominees, the shares subject to the proxy will not be voted for that nominee or those nominees and will be voted "FOR" the remaining nominee(s), if any.

Q:	What if a stockholder is a beneficial owner of shares held in "street name" and fails to provide voting instructions with respect to Proposal No. 1?
A:

If a stockholder is the beneficial owner of shares held in "street name" through its bank, broker or other nominee, the bank, broker or other nominee will typically be prohibited from voting in its discretion on this proposal with respect to that stockholder's shares and these "broker non-votes" will not affect the outcome of the election.

Questions With Respect to the Ratification of the Amendment to Our
2013 Long-Term Incentive Plan (Proposal No. 2)

Q:	What vote is required to ratify the amendment to our 2013 Long-Term Incentive Plan?
A.

Pursuant to our bylaws, this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the stockholders entitled to vote on the proposal that are present in person or by proxy at the annual meeting.

Q:	What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 2?
A:

If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted "FOR" the ratification of the amendment to our 2013 Long-Term Incentive Plan.

Q:	What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to Proposal No. 2?
A:

If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain from voting on this proposal, the shares subject to the proxy will not be voted, and will have the effect of a vote "against", with regard to this proposal.

Q:	What if a stockholder is a beneficial owner of shares held in "street name" and fails to provide voting instructions with respect to Proposal No. 2?
A:

If a stockholder is the beneficial owner of shares held in "street name" through its bank, broker or other nominee, the bank, broker or other nominee will typically be prohibited from voting in its discretion on this proposal with respect to that stockholder's shares and these "broker non-votes" will not affect the outcome of the vote on this proposal.

Questions With Respect to the Ratification of the Appointment of Auditors (Proposal No. 3)

Q:	What vote is required to approve the ratification of the appointment of auditors?
A:

Pursuant to our bylaws, this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the stockholders entitled to vote on the proposal that are present in person or by proxy at the annual meeting.

Q:	What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 3?
A:

If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

Q:	What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to Proposal No. 3?
A:

If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain from voting on this proposal, the shares subject to the proxy will not be voted, and will have the effect of a vote "against", with regard to this proposal.

Q:	What if a stockholder is a beneficial owner of shares held in "street name" and fails to provide voting instructions with respect to Proposal No. 3?
A:

If a stockholder is the beneficial owner of shares held in "street name" through its bank, broker or other nominee, the bank, broker or other nominee will typically have the authority to exercise its voting discretion to vote on this proposal.

General Questions

Q:	How can stockholders cast their vote?
A:	Stockholders may vote in one of the following ways:
•	by using the toll-free number shown on the proxy card (or voting instruction card if a stockholder received its proxy materials by mail from a bank, broker or other nominee);
•	by visiting the website shown on the proxy card (or voting instruction card) to submit a proxy via the Internet;
•	by completing, signing, dating and returning the enclosed proxy card (or voting instruction card) in the enclosed postage-paid envelope; or
•	by attending the annual meeting and voting their shares.
Q:	If a stockholder is not going to attend the annual meeting, should that stockholder return its proxy card or otherwise vote its shares?
A:

Yes.  Returning the proxy card (or voting instruction card if a stockholder received its proxy materials by mail from a bank, broker or other nominee) or voting by calling the toll-free number shown on the proxy card (or voting instruction card) or visiting the website shown on the proxy card (or voting instruction card) to submit a proxy via the Internet ensures that the shares will be represented and voted at the annual meeting, even if the stockholder will be unable to or does not attend.

Q:	If a stockholder's shares are held in "street name" through its bank, broker or other nominee, will that bank, broker or other nominee vote those shares?
A:

Banks, brokers or other nominees will not vote shares of a stockholder with respect to Proposal Nos. 1 and 2 unless the stockholder instructs its bank, broker or other nominee how to vote.  A stockholder should follow the directions on the voting instruction card provided by its bank, broker or other nominee regarding how to instruct its bank, broker or other nominee to vote its shares.  If a stockholder does not provide its bank, broker or other nominee with instructions, under New York Stock Exchange ("NYSE") rules, that bank, broker or other nominee will not be authorized to vote with respect to Proposal Nos. 1 and 2, but may vote in its discretion with respect to Proposal No. 3.

Q:	Can a stockholder change or revoke its proxy after mailing its proxy card?
A:	Yes. If a stockholder has properly completed and submitted its proxy card, that stockholder can change or revoke its proxy vote in any of the following ways:
•	by filing with our Corporate Secretary an instrument in writing revoking the proxy;

•	by filing with our Corporate Secretary a duly executed proxy bearing a later date;
•

by logging onto the website specified on the proxy card (or voting instruction card if a stockholder received its proxy materials by mail from a bank, broker or other nominee) in the same manner a stockholder would to submit its proxy electronically or by calling the toll-free number specified on the proxy card (or voting instruction card) prior to the annual meeting, in each case if the stockholder is eligible to do so, and following the instructions on the proxy card (or voting instruction card); or

•	by attending the annual meeting and voting in person.

Simply attending the annual meeting will not revoke a proxy.  In the event of multiple online or telephone proxies by a stockholder, each proxy will supersede any earlier dated proxy and the proxy bearing the latest date will be deemed to be the final proxy of that stockholder unless that proxy is revoked.

If a stockholder holds shares in "street name" through its bank, broker or other nominee, and has directed that person to vote its shares, it should instruct that person to change its vote, or if, in the alternative, a stockholder holding shares in "street name" wishes to vote in person at the annual meeting, the stockholder must obtain a "legal proxy" from the bank, broker or other nominee and present the "legal proxy" at the annual meeting.

Q:	What should stockholders do now?
A:

After carefully reading and considering the information contained in this proxy statement, stockholders should complete their proxies or voting instruction cards as soon as possible so that their shares will be represented and voted at the annual meeting.  Stockholders should follow the instructions set forth on the enclosed proxy card (or on the voting instruction card provided by the record holder if their shares are held in the name of a bank, broker or other nominee).

Q:	Who can answer my questions?
A:

If you have any questions about the annual meeting, need assistance in voting your shares or need additional copies of this proxy statement or the proxy card (or voting instruction card if you received your proxy materials from a bank, broker or other nominee), you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, New York 10005
(877) 864-5059 (Toll Free)
(212) 269-5550 (Call Collect)

or

TRI Pointe Group, Inc.
19540 Jamboree Road, Suite 300
Irvine, California  92612
Attention:  Investor Relations
Telephone:  (949) 478-8696

PROPOSAL NO. 1

ELECTION OF DIRECTORS

All of our directors are elected annually at the annual meeting of stockholders.  Stockholders are requested to elect the eight nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal, or death.

The names of the eight nominees for director and their current positions and offices with us are set forth below.  Each of the nominees is now a director.  Detailed biographical information regarding each of these nominees is provided in "Board of Directors—Director Nominees." The Nominating and Corporate Governance Committee of our Board of Directors has reviewed the qualifications of each of the nominees and has recommended to our Board of Directors that each nominee be submitted to a vote at the annual meeting.

All of the nominees for election have consented to being named in this proxy statement and to serve if elected.  If any nominee is unable or unwilling to serve, our Board of Directors may designate a substitute nominee or reduce the size of our Board of Directors.  If our Board of Directors designates a substitute nominee, proxies may be voted for that substitute nominee.  Our Board of Directors knows of no reason why any nominee will be unable or unwilling to serve if elected.  Listed below are the eight nominees for election as a director at the annual meeting.

Name	Age	Position
Mr. Douglas F. Bauer	55	Chief Executive Officer and Director
Mr. Lawrence B. Burrows	63	Independent Director
Mr. Daniel S. Fulton	67	Independent Director
Mr. Steven J. Gilbert	69	Lead Independent Director
Mr. Christopher D. Graham	41	Independent Director
Ms. Constance B. Moore	60	Independent Director
Mr. Thomas B. Rogers	76	Independent Director
Mr. Barry S. Sternlicht	55	Chairman of the Board of Directors and Independent Director

Required Vote

Directors are elected by a plurality of the votes cast in the election of directors.  Therefore, the eight director nominees receiving the highest number of votes will be elected as directors.  Stockholders may withhold authority to vote for one or more nominees.  Because no other nominations were properly and timely received in accordance with our Bylaws, each of the eight nominees named in this proxy statement will be elected if he or she receives at least one vote.  There is no cumulative voting in the election of directors.  "Broker non-votes" will not be treated as votes cast and will not affect the outcome with regard to this proposal.

Our Board of Directors recommends that stockholders vote "FOR" the election of each of the eight nominees to our Board of Directors.

PROPOSAL NO. 2
RATIFICATION OF AMENDMENT TO THE
2013 LONG-TERM INCENTIVE PLAN

At the annual meeting, our stockholders will be asked to ratify an amendment to the 2013 Long-Term Incentive Plan, as amended, which is referred to in this proxy statement as the "2013 LTIP."  The 2013 LTIP provides for the grant of stock options to purchase shares of our common stock in both the form of incentive stock options (stock options that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and nonqualified options (stock options that do not meet the requirements of Section 422 of the Code), stock appreciation rights ("SARs"), bonus stock, restricted stock, restricted stock units ("RSUs") and performance awards. Bonus stock, restricted stock and RSUs are referred to as "Stock Awards." The amendment, which our Board of Directors approved on August 6, 2015, added the following paragraph to the end of Section 1.5 of the 2013 LTIP:

Notwithstanding the foregoing, if the participant is a Non-Employee Director, the maximum amount of options, SARs, Stock Awards (including Bonus Stock Awards) and Performance Awards that may be granted during a single calendar year to any one Non-Employee Director shall be in the aggregate $300,000 as determined by the Fair Market Value of the shares of Common Stock underlying such options, SARs, Stock Awards (including Bonus Stock Awards) and Performance Awards on the applicable grant dates.

Our Board of Directors approved the foregoing amendment (the "Amendment") in light of recent decisions by the Delaware Court of Chancery declining to apply the "business judgment rule" standard of review to grants of equity awards to directors.  The Court of Chancery has instead ruled that the more stringent "entire fairness" standard of review should be applied, even when stockholders previously approved the plan under which the directors received their equity awards.  Because application of the entire fairness standard of review makes it more difficult to obtain dismissal of litigation, it may both encourage lawsuits challenging equity awards and make responding to those lawsuits more costly.  Our Board of Directors believes that a court is more likely to review grants of equity awards to directors under the business judgment rule standard if the plan under which the awards were made includes a meaningful limitation on the maximum amount of awards and those limitations have been approved or ratified by stockholders.  Our Board of Directors therefore amended the 2013 LTIP to include such a limitation.  Our Board of Directors believes that it is in the best interest of the Company and its stockholders to obtain stockholder ratification of the Amendment because review under the "business judgment rule" is likely to discourage potentially costly and distracting litigation challenging equity awards to directors.  However, there can be no assurance that stockholder ratification of the Amendment will result in the application the "business judgement rule" or discourage legal challenges to equity awards made to non-employee directors under the 2013 LTIP.

If our stockholders do not ratify the Amendment, it will remain in effect, subject to our Board of Directors' authority to amend the 2013 LTIP.  However, the failure of our stockholders to ratify the Amendment may result in equity awards to non-employee directors under the 2013 LTIP being subject to the more rigorous "entire fairness" standard of review.

The principal features of the 2013 LTIP, as amended, are summarized below and are qualified in their entirety by reference to the full text of the 2013 LTIP is attached to this proxy statement as Annex A, and incorporated by reference herein.  For information concerning cash and equity compensation paid to non-employee directors for their service on our Board of Directors and committees of our Board of Directors during fiscal 2015, see "Director Compensation."

Outstanding Equity Awards

As of April 11, 2016, there were 7,660,571 shares of our common stock available for issuance pursuant to future grants under the 2013 LTIP, which is the only plan from which we currently grant equity awards. In addition, we have outstanding options and RSUs that we assumed in connection with our merger transaction with Weyerhaeuser Real Estate Company ("WRECO") in 2014. For information concerning the weighted-average exercise price of outstanding options, see "Equity Compensation Plan Information."

Why You Should Vote to Ratify the Amendment to the 2013 LTIP

Our Board of Directors recommends that our stockholders ratify the Amendment.  Our Board of Directors believes that it is in the interest of the Company and its stockholders for the 2013 LTIP to include an annual limit on the maximum number of equity awards that may be made to non-employee directors under the 2013 LTIP and to obtain stockholder ratification of that limitation.  Our Board of Directors believes that the Amendment and stockholder ratification will reduce the risk of costly and distracting litigation with respect to equity awards made to non-employee directors.

Promotion of Good Corporate Governance Practices

The 2013 LTIP includes a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements and our stockholders' interests. These provisions include, but are not limited to:

•

other than in connection with an equity restructuring or any other change in our capitalization, the Compensation Committee may not, without stockholder approval, reduce the exercise price of a previously awarded option or SAR and, at any time when the exercise price is above the "fair market value" (as defined in the 2013 LTIP), the Compensation Committee may not, without stockholder approval, cancel and re-grant or exchange such option or SAR for cash or a new award with a lower (or no) exercise price; and

•	options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

Section 162(m) of the Code

Our Board of Directors believes that it is in the best interest of us and our stockholders to provide for an equity incentive plan under which compensation awards made to our executive officers can qualify for deductibility by us for federal income tax purposes. Accordingly, we have structured the 2013 LTIP so that awards granted under it can satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code. There can be no guarantee, however, that amounts payable under the 2013 LTIP will be treated as qualified "performance-based compensation" under Section 162(m). In general, under Section 162(m) of the Code, in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based compensation" for purposes of Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our stockholders. For purposes of Section 162(m) of the Code, the material terms include:

•	the employees eligible to receive compensation;
•	a description of the business criteria on which the performance goal is based; and
•	the maximum amount of compensation that can be paid to an employee under the performance goal.

With respect to the various types of awards under the 2013 LTIP, each of these aspects is discussed below, and stockholder ratification of the amendment to the 2013 LTIP will be deemed to constitute re-approval of each of these aspects of the 2013 LTIP for purposes of the approval requirements of Section 162(m) of the Code.

Summary of the 2013 LTIP

Purpose of the 2013 LTIP. The 2013 LTIP is intended to:

•	align the interests of our stockholders and the recipients of awards under the 2013 LTIP by increasing the proprietary interest of recipients in our growth and success;

•	advance our interests by attracting and retaining directors, officers, employees and other service providers; and
•	motivate these persons to act in the long-term best interests of us and our stockholders.

Administration. The Compensation Committee of our Board of Directors administers the 2013 LTIP and it may delegate certain of its authority under the 2013 LTIP to our Board of Directors or, subject to applicable law, to our Chief Executive Officer or such other executive officer as the Compensation Committee deems appropriate; provided, that the Compensation Committee may not delegate its authority under the 2013 LTIP to our Chief Executive Officer or any other executive officer with regard to the selection for participation in the 2013 LTIP of an officer, director or other person subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or decisions concerning the timing, price or amount of an award to such an officer, director or other person.

The Compensation Committee may, subject to the terms of the 2013 LTIP, select eligible persons for participation in the 2013 LTIP and determine the form, amount and timing of each award and, if applicable, the number of shares of our common stock, the number of SARs, the number of RSUs, the dollar value subject to an award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. The Compensation Committee may, in its sole discretion and for any reason at any time, take action such that:

•	any or all outstanding options and SARs shall become exercisable in part or in full;
•	all or a portion of the restriction period applicable to any outstanding restricted stock or RSUs shall lapse;
•	all or a portion of the performance period applicable to any outstanding restricted stock, RSUs or performance award shall lapse; and
•	the performance measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level.

The Compensation Committee may, subject to the terms of the 2013 LTIP, interpret the 2013 LTIP and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of the 2013 LTIP and impose, incidental to the grant of an award, conditions with respect to the award. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

Number of Shares. As of April 11, 2016, there were 7,660,571 shares of our common stock available for issuance pursuant to future grants under the 2013 LTIP.  The number of shares of our common stock available under the 2013 LTIP will be reduced by the sum of the aggregate number of shares of our common stock which become subject to outstanding options, outstanding free-standing SARs, outstanding stock awards and outstanding performance awards. To the extent that shares of our common stock subject to an outstanding option, SAR, stock award or performance award granted under the 2013 LTIP or any predecessor plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of our common stock will again be available under the 2013 LTIP.

Notwithstanding anything in the 2013 LTIP to the contrary, shares of our common stock subject to an award under the 2013 LTIP may not be made available for issuance if those shares are:

•	shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR;
•	shares delivered to or withheld by us to pay the purchase price or the withholding taxes related to an outstanding option or SAR; or
•	shares repurchased on the open market with the proceeds of an option exercise.

Shares delivered to or withheld by us to pay the withholding taxes for stock awards or performance awards will again be available for issuance.

The number of shares of our common stock available for awards under the 2013 LTIP will not be reduced by:

•	the number of shares of our common stock subject to "substitute awards" (as defined in the 2013 LTIP); or
•

available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with us (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under the 2013 LTIP (subject to applicable stock exchange requirements).

The shares of our common stock reserved for issuance pursuant to the 2013 LTIP may consist either of authorized but unissued shares of our common stock or of authorized and issued shares of our common stock reacquired and held as treasury shares or otherwise or a combination thereof.

Section 162(m) Limitations. Subject to adjustment for certain changes in capitalization, notwithstanding anything in the 2013 LTIP to the contrary, stock options and SARs may be granted, in the aggregate, to any one participant with respect to a maximum of 2,000,000 shares of our common stock during a single calendar year. In addition, any Stock Award (other than a bonus stock award) or performance award may be granted, in the aggregate, to any one participant, with respect to a maximum of 2,000,000 shares of our common stock during a single calendar year, which number will be calculated and adjusted pursuant to changes in capitalization only to the extent that such calculation or adjustment will not affect the status of any award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The maximum cash amount payable pursuant to that portion of a performance award earned for any 12-month period to any participant under the 2013 LTIP may not exceed $10.0 million.

Options. Two types of stock options are authorized to be granted under the 2013 LTIP, options that qualify as incentive stock options pursuant to Section 422 of the Code and options that do not qualify as incentive stock options, i.e., nonstatutory stock options. To the extent that the aggregate fair market value of our common stock, determined as of the date of grant, underlying any incentive stock options granted pursuant to any of our plans that first become exercisable during a calendar year with respect to an individual grantee exceeds $100,000, such stock options shall be treated as nonstatutory stock options.

The exercise price with respect to a stock option may not be less than the fair market value of a share of our common stock on the date of grant, as determined pursuant to the 2013 LTIP. However, if an employee beneficially owns our common stock representing more than 10% of the total combined voting power of all classes of capital stock of our or of any of our subsidiaries at the time an incentive stock option is granted, then the exercise price with respect to such incentive stock options must be at least 110% of the fair market value of a share of our common stock on the date of grant. In no event may an incentive stock option be exercisable more than ten years after the date of grant; however, an incentive stock option granted to an employee with an exercise price required to be at least 110% of the fair market value of a share of our common stock on the date of grant may not be exercisable for more than five years after the date of grant.

The exercise price may be paid in cash, by delivery (either actual delivery or by attestation procedures established by us) of shares of our common stock having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, by authorizing us to withhold whole shares of our common stock which would otherwise be delivered having an aggregate fair market value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, in cash by a broker-dealer acceptable to us to whom the optionee has submitted an irrevocable notice of exercise or a combination of the foregoing, in each case to the extent set forth in the award agreement relating to the option or as otherwise authorized by the Compensation Committee.

SARs. The 2013 LTIP authorizes the grant of SARs. An SAR provides the recipient with the right to receive, upon exercise of the SAR, cash, shares of our common stock or a combination of the two. The amount that the recipient will receive upon exercise generally will equal the excess of the fair market value of the shares of our common stock on the date of exercise over the shares' fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by the Compensation Committee. SARs may be granted in tandem with an option grant or as independent grants. The term of an SAR cannot exceed, in the case of a tandem SAR, the expiration, cancellation or other termination of the related option and, in the case of a free-standing SAR, ten years from the date of grant.

Bonus Stock. The 2013 LTIP also provides for the grant of shares of our common stock which are not subject to a restriction period or performance measures ("Bonus Stock"). The Compensation Committee will determine the number of shares of Bonus Stock to be granted to any participant. Upon the grant of a Bonus Stock award, subject to our right to require payment of any withholding taxes, a certificate or certificates evidencing ownership of the requisite number of shares of our common stock will be delivered to the holder of such award or such shares will be transferred to the holder in book entry form.

Restricted Stock and RSUs. The 2013 LTIP also provides for the grant of restricted stock and RSUs. The Compensation Committee may place such restrictions as it deems appropriate on any shares of restricted stock or RSUs awarded under the 2013 LTIP. The number of shares subject to an award of restricted stock or RSUs and the restriction period, performance period (if any) and performance measures (if any) will be determined by the Compensation Committee. Unless otherwise set forth in an award agreement, the holder of restricted stock awarded under the 2013 LTIP will have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all our stockholders; provided, however, that (i) a distribution with respect to shares of our common stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of our common stock that are subject to performance-based vesting conditions, in each case, will be deposited with us and subject to the same restrictions as the shares of our common stock with respect to which such distribution was made. The award agreement evidencing a grant of RSUs will specify whether such award may be settled in shares of our common stock or cash or a combination thereof and whether the holder thereof will be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Compensation Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of our common stock subject to such award. Any dividend equivalents with respect to RSUs that are subject to performance-based vesting conditions will be subject to the same restrictions as such RSUs. Prior to the settlement of an award of RSUs, the holder of such award will have no rights as a stockholder with respect to the shares of our common stock subject to such award.

Performance Criteria. The 2013 LTIP also authorizes the grant of performance awards. Performance awards represent the participant's right to receive an amount of cash, shares of our common stock, or a combination of both, contingent upon the attainment of specified performance measures within a specified period. The Compensation Committee may establish performance criteria and objectives that must be satisfied as a condition to the grant or exercisability of all or a portion of an option or SAR or during the applicable restriction period or performance period as a condition to the vesting of the holder's interest, in the case of restricted stock awards, of the shares of our common stock subject to such award or, in the case of an award of RSUs or a performance award, to the holder's receipt of the shares of our common stock subject to such award or of payment with respect to such award. These criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of our common stock of a specified fair market value for a specified period of time, earnings per share, return to our stockholders (including dividends), return on assets, return on equity, our earnings before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction or any combination of the foregoing. In the sole discretion of the Compensation Committee, the Compensation Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in law or accounting principles.

The award agreement relating to any performance award will provide the vesting provisions for that award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of that award if the specified performance measures are not satisfied or met during the specified performance period. Any dividends or dividend equivalents with respect to a performance award that is subject to performance-based vesting conditions will be subject to the same restrictions as that performance award. Prior to the settlement of a performance award in shares of our common stock, including restricted stock, the holder of that award will have no rights as a stockholder of the Company.

Transferability. Awards granted under the 2013 LTIP are not transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by us or, to the extent expressly permitted in an award agreement, to the holder's family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a qualified domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or as provided in an award agreement, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder will immediately become null and void.

Eligibility. Awards may be granted to our and our subsidiaries' officers, directors, employees and consultants, and persons expected to become our or our subsidiaries' officers, directors, employees or consultants. However, only regular full-time employees of us or our subsidiaries are eligible to receive incentive stock options. As of April 11, 2016, there were five executive officers, nine directors and approximately 1,038 employees eligible to receive grants under the 2013 LTIP.

Termination of Employment. All of the terms of an award relating to a termination of employment or service with us will be determined by the Compensation Committee and set forth in an award agreement.

Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of our common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under the 2013 LTIP, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding restricted stock award and RSU award (including the number and class of securities subject thereto), and the terms of each outstanding performance award will be appropriately adjusted by the Compensation Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of TRI Pointe, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Compensation Committee (or, if we are not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of the rights of participants. In either case, the decision of the Compensation Committee regarding any such adjustment will be final, binding and conclusive.

Change in Control. Subject to the terms of the applicable award agreement, upon a "change in control" (as defined in the 2013 LTIP), our Board of Directors may, in its discretion, determine whether some or all outstanding options and SARs will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSU awards will lapse in full or in part and whether the performance measures applicable to some or all outstanding awards will be deemed to be satisfied. Our Board of Directors may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of shares of our common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us or a combination of both cash and such shares of stock.

Amendment and Termination. Our Board of Directors may terminate or amend the 2013 LTIP at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation. The Compensation Committee may amend the terms of any outstanding award under the 2013 LTIP at any time. No amendment or termination of the 2013 LTIP or any outstanding award may adversely affect any of the rights of an award holder without the holder's consent.

Effective Date and Term of the Plan. The 2013 LTIP became effective on January 30, 2013 and will automatically expire on the tenth anniversary of its effective date, unless terminated sooner by our Board of Directors.

Federal Income Tax Consequences

The following is a brief description of our understanding of the federal income tax consequences to us and participants subject to U.S. taxation with respect to awards granted under the 2013 LTIP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

Nonstatutory Stock Options. A recipient will generally not realize taxable income upon the grant of a nonstatutory option, nor will we then be entitled to any deductions at that time. If the shares that are received upon exercise of nonstatutory stock options are vested, or if the participant makes a Section 83(b) election with respect to unvested shares acquired upon exercise of a nonstatutory stock option, the participant will generally recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. If the shares received upon exercise of nonstatutory stock options are not vested and the participant does not make the Section 83(b) election, the participant will be taxed at ordinary income tax rates as those shares vest, and the amount of ordinary income for each such share will equal the excess of the fair market value of the share on the date the share vests over the exercise price paid for the share. We may be required to withhold taxes (including, but not limited to, employment and income taxes) on the ordinary income realized by an optionee as a result of the exercise of nonstatutory options. The holding period for the shares received upon the exercise of nonstatutory stock options generally will begin on the day after exercise, except that the holding period for shares that are not vested upon exercise and for which no Section 83(b) election is made will begin just after the shares become vested. Provided the shares received upon exercise of the nonstatutory stock option are held as a capital asset, upon the subsequent disposition of the shares, an optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the recipient's basis for the shares. The recipient's basis will be equal to the sum of the price paid for the shares and the amount of income realized upon exercise of the nonstatutory stock option. Any capital gain or loss will be characterized as long-term or short-term, depending upon the holding period of the shares.

Incentive Stock Options. No taxable income is recognized by a participant at the time of the grant of an incentive stock option. In addition, the participant will not recognize income for regular federal income tax purposes at the time of the exercise of an incentive stock option. A participant may, however, be subject to alternative minimum tax upon the exercise of an incentive stock option since the excess of the fair market value of the shares acquired upon the exercise of an incentive stock option (referred to as the "ISO Shares") over the exercise price must be included in "alternative minimum taxable income." A participant's basis in the ISO Shares for regular federal income tax purposes will generally be the price paid upon the exercise of the incentive stock options.  We will not be entitled to a deduction at the time of the grant or the exercise of an incentive stock option.

If a recipient sells the ISO Shares at any time within one year after the date we transfer those shares or within two years after the date we grant the incentive stock option (such a sale being referred to as a "Disqualifying Disposition"), then:

•

if the recipient's sales price exceeds the price paid for the ISO Shares upon exercise of the incentive stock option, the recipient will recognize a capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, and the recipient will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of shares on the date of exercise over the price paid for the ISO Shares upon exercise of the incentive stock option; or

•

if a recipient's sales price is less than the price paid for the ISO Shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the price paid upon exercise of the incentive stock option over the sales price of the ISO shares.

If the recipient sells the ISO Shares acquired upon exercise of an incentive stock option at any time after the shares have been held for at least one year after the date we transfer the shares pursuant to the exercise of the incentive stock option and at least two years after the date we grant the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the price paid upon exercise of the incentive stock option.

Stock Awards. A participant who is awarded vested shares is required to recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares on the date the shares are granted to the participant over (ii) the purchase price (if any) paid for the shares. The tax consequences to a participant who is awarded unvested shares will generally be the same as the tax consequences to participants who acquire shares upon the exercise of a nonstatutory stock option. A recipient of a stock unit award will generally realize ordinary income upon the issuance of the shares of our common stock underlying such stock units in an amount equal to the difference between the value of such shares and the purchase price for such units and/or shares.

SARs. The holder of a SAR will not recognize taxable income upon the receipt of the SAR. Upon exercise, the holder will generally realize ordinary income equal to the difference between the base price of the SAR and the then current value of our common stock.

Tax Effects for the Company. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of any ordinary income a grantee recognizes. For the individual serving as our Chief Executive Officer at the end of the taxable year and for the individuals serving as officers of us or a subsidiary at the end of such year who are among the three highest compensated officers (other than our Chief Executive Officer and Chief Financial Officer) for proxy reporting purposes, Section 162(m) of the Code limits the amount of compensation otherwise deductible by us and our subsidiaries for such year to $1,000,000 for each such individual except to the extent that such compensation is "performance-based compensation." Awards of nonstatutory stock options, incentive stock options and SARs under the 2013 LTIP may qualify as performance-based compensation. The Compensation Committee may establish performance conditions and other terms with respect to grants of restricted stock and RSUs in order to qualify such grants as performance-based compensation for purposes of Section 162(m) of the Code. However, the rules and regulations promulgated under Section 162(m) of the Code are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2013 LTIP will be deductible under all circumstances. The Compensation Committee may grant awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, which awards would be subject to the $1 million deductibility limit of Code Section 162(m).

Miscellaneous Issues. Generally, we will be required to withhold applicable taxes with respect to any ordinary income recognized in connection with any awards made under the 2013 LTIP. A recipient may be required to pay the withholding taxes to us or make other provisions satisfactory to us for the payment of the withholding taxes as a condition to the issuing of any our common stock or the paying of any benefit under the 2013 LTIP. Whether or not such withholdings are required, we will make such information reports to the IRS as may be required with respect to any income attributable to transactions involving awards under the 2013 LTIP.

Special rules will apply in cases when an optionee pays the exercise or purchase price of the option or applicable withholding tax obligations under the 2013 LTIP by delivering previously owned shares of TRI Pointe common stock or by reducing the amount of shares otherwise issuable pursuant to the 2013 LTIP. The surrender or reduction of such shares of our common stock will in specific circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired and may constitute a Disqualifying Disposition with respect to shares acquired upon exercise of an incentive stock option.

The preceding discussion is intended merely as a general presentation of U.S. federal income tax consequences related to certain awards issued under the 2013 LTIP. As to the specific tax consequences to particular employees or other participants, we urge you to consult your tax advisor.

Plan Benefits

Because benefits under the 2013 LTIP will depend on future grants approved by our Board of Directors and the fair market value of our common stock on such dates of approval, it is not possible to determine the benefits that will be received by officers, directors and other employees if our stockholders ratify the amendment to the 2013 LTIP.

Aggregate Past Grants under the 2013 LTIP

The table below shows, as to each executive officer and the various indicated groups, the aggregate number of shares of our common stock subject to option grants, stock grants and RSU grants under the 2013 LTIP since inception as of December 31, 2015.

Name	Number of Options Granted (#)	Number of Restricted Shares and Restricted Stock Units Granted (#)
Executive Officers:
Douglas F. Bauer	146,921	463,313
Thomas J. Mitchell	145,600	435,087
Michael D. Grubbs	144,278	324,499
Bradley W. Blank	—	19,544
Glenn J. Keeler	—	23,590
Kenneth C. Krivanec*	—	17,368
Andrew P. Warren*	—	17,635
All current executive officers as a group (5 persons)	436,799	1,266,033
All current non-executive directors as a group (8 persons)	3,699	141,221
All employees, excluding current executive officers	—	598,199

__________

*	Messrs. Krivanec and Warren were executive officers for only part of the year and are not current executive officers. See "Executive Compensation."

Required Vote

This proposal regarding the ratification of the Amendment to our 2013 Long-Term Incentive Plan must be approved by a majority of the votes that could be cast by the stockholders entitled to vote on the proposal that are present in person or by proxy at the Annual Meeting.  Abstentions will be treated as being present and entitled to vote, and will have the effect of a vote against, with regard to this proposal.  "Broker non-votes" will not be treated as votes cast and will not affect the outcome with regard to this proposal.

Our Board of Directors recommends that stockholders vote "FOR" the ratification of the Amendment to our 2013 Long-Term Incentive Plan.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and has further recommended that our Board of Directors submit the selection of our independent registered public accounting firm for ratification by stockholders at the annual meeting.  Ernst & Young LLP has served as our independent registered public accounting firm since 2009.  Representatives of Ernst & Young LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws, our Certificate of Incorporation, nor any other governing documents or applicable law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.  However, our Board of Directors is submitting the selection of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may, nonetheless, retain Ernst & Young LLP as our independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time if they determine that such a change would be in the best interest of stockholders.  For information concerning fees billed to us for the fiscal years ended December 31, 2014 and 2015, see "Audit Committee Matters – Independent Registered Public Accounting Firm Fees."

Required Vote

This proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016, must be approved by the affirmative vote of the holders of stock having a majority of the votes that could be cast by stockholders entitled to vote on the proposal that are present in person or by proxy at the annual meeting.  Abstentions will be treated as being present and entitled to vote, and will have the effect of a vote against, with regard to this proposal.  This proposal is considered "routine," therefore banks, brokers or other nominees may exercise their voting discretion in the absence of specific instructions with regard to this proposal.

Our Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

BOARD OF DIRECTORS

Composition of our Board of Directors

Our Certificate of Incorporation provides that the authorized number of directors shall not be fewer than three and shall be fixed from time to time solely by resolution adopted by affirmative vote of a majority of directors then in office. Our Board of Directors currently consists of nine directors, including Ms. Kristin F. Gannon who has decided not to stand for re-election at the annual meeting.  Ms. Gannon's decision not to stand for re-election was due to her acceptance of a new position at another company and not due to any disagreement with the Company, including with respect to any matter relating to the Company's operations, policies or practices.  Effective at the annual meeting, our Board of Directors will consist of eight directors.

Pursuant to an investor rights agreement with the Starwood Fund entered into on January 30, 2013 and amended on November 3, 2014, Starwood Fund has the right to nominate one member of our Board of Directors for as long as the Starwood Fund owns 5% or more of our outstanding common stock (excluding shares of our common stock that are subject to issuance upon the exercise or exchange of rights of conversion or any options, warrants or other rights to acquire shares).  The investor rights agreement will automatically terminate upon the date on which the Starwood Fund owns less than 1% of our outstanding common stock.

Pursuant to our employment agreement with Mr. Bauer, we have agreed that while he is employed under that agreement, we will nominate him for reelection as a member of our Board of Directors.  See "Executive Compensation – Employment Agreements and Performance-Based RSU Awards."

Director Nominees

The nominees for election to our Board of Directors, together with biographical information furnished by each of them and information regarding each nominee's qualifications, are set forth below.  There are no family relationships among our executive officers and directors.

DOUGLAS F. BAUER, 55, has served as our Chief Executive Officer and as a member of our Board of Directors since January 30, 2013.  He was a member of TRI Pointe Homes, LLC's ("TPH LLC") board of managers prior to its conversion into a corporation.  Prior to forming TPH LLC in April 2009, from 1989 to 2009, Mr. Bauer served in several capacities, including most recently the President and Chief Operating Officer, for William Lyon Homes, a homebuilding company whose common stock was listed on the NYSE from 1999 until the company was taken private in 2006.  His prior titles at William Lyon Homes also included Chief Financial Officer and, prior thereto, President of its Northern California Division.  Prior to his 20-year tenure at William Lyon Homes, Mr. Bauer spent seven years at Security Pacific National Bank in Los Angeles, California in various financial positions.  Mr. Bauer has more than 27 years of experience in the real estate finance, development and homebuilding industry.  Mr. Bauer has been involved in both legislative efforts and community enhancement programs through his involvement in the California Building Industry Association and HomeAid Orange County, a charitable organization with the mission of building or renovating shelters for the temporarily homeless, which serves individuals and families who find themselves without shelter due to such factors as domestic violence, job loss, catastrophic illness and crisis pregnancy.  Mr. Bauer received his B.A. from the University of Oregon and later received his M.B.A. from the University of Southern California.  As our Chief Executive Officer, Mr. Bauer has intimate knowledge of our business and operations, and he provides our Board of Directors with extensive experience in real estate finance, operations and development, as well as a familiarity with the workings of the homebuilding industry.

LAWRENCE B. BURROWS, 63, has served as a member of our Board of Directors since July 7, 2014.  Mr. Burrows served as Senior Vice President of Wood Products for Weyerhaeuser Company from 2010 through 2013, when he retired after 25 years with the company.  From 2008 to 2010, Mr. Burrows was President and Chief Executive Officer of WRECO.  Prior to becoming WRECO's President and Chief Executive Officer, he served as President of Winchester Homes, a WRECO subsidiary, from 2003 to 2008.  Before joining Weyerhaeuser Company and WRECO, Mr. Burrows was a real estate consultant and developer.  Mr. Burrows served on the Board of Habitat for Humanity, Seattle/King County, and HomeAid of Northern Virginia.  Currently, he is a Senior Planning Fellow at the Edward J. Bloustein School of Planning and Public Policy, Rutgers University, and a Board Member of the non-profit Chesapeake Multi-Cultural Center.  Mr. Burrows earned a B.A. from Rutgers University, a Masters in

City Planning from the University of Pennsylvania, and is a graduate of the Wharton School of Business Advanced Management Program.  He is the author of Growth Management:  Issues, Techniques and Policy Implications, published by the Center for Urban Policy Research at Rutgers University.  Our Board of Directors believes that Mr. Burrows' experience in real estate development and homebuilding is a tremendous benefit to our Board of Directors.

DANIEL S. FULTON, 67, has served as a member of our Board of Directors since July 7, 2014.  Mr. Fulton served as President, Chief Executive Officer and a member of the board of directors of Weyerhaeuser Company from 2008 through 2013, when he retired after nearly 38 years with the company.  Prior to becoming Weyerhaeuser Company's Chief Executive Officer, Mr. Fulton served as the President and Chief Executive Officer of WRECO from 2001 to 2008.  During Mr. Fulton's tenure as Weyerhaeuser Company's Chief Executive Officer, he was a member of the Business Roundtable (BRT), where he served as the chair of the BRT Housing Subcommittee, and served on the boards of a number of industry associations, including NAFO (the National Alliance of Forest Owners), NAREIT (National Association of Real Estate Investment Trusts), SFI (Sustainable Forest Initiative) and the AF&PA (American Forest and Paper Association).  Mr. Fulton is the past chair of the Washington Roundtable, where he continues as a member of the Executive Committee, and is the past chair of the Policy Advisory Board of the Joint Center for Housing Studies at Harvard University, where he continues to serve as an Executive Fellow.  Mr. Fulton is a director of Saltchuk Resources, a privately-owned company primarily engaged in transportation and distribution, and a member of the Advisory Board for the Foster School of Business at the University of Washington.  He is also a director of Green Diamond Resource Company, a privately-held, Seattle-based timber company.  Mr. Fulton graduated with a B.A. in economics from Miami University (Ohio) in 1970.  He received an M.B.A. in finance from the University of Washington in 1976, and he completed the Stanford University Executive Program in 2001.  From 1970 to 1974, he served on active duty as an officer in the U.S. Navy Supply Corps.  Our Board of Directors believes that Mr. Fulton's extensive experience in real estate finance and development, along with his executive and leadership experience, makes him a valuable contributor to our Board of Directors.

STEVEN J. GILBERT, 69, has served as a director on our Board of Directors since January 30, 2013.  Mr. Gilbert is Chairman of the Board of Gilbert Global Equity Partners, L.P., a billion dollar private equity fund and has served in this capacity since 1998.  He is also a director of Fairholme Funds (Nasdaq:  FAIRX), an open-end investment company; Senior Advisor to Continental Grain; a director of MBIA, Inc., (NYSE:  MBI); and is the Lead Independent Director of the Empire State Realty Trust (NYSE:  ESRT).  He is Vice Chairman of MidOcean Equity Partners, LP, and served as the Vice Chairman of Stone Tower Capital from January 2007 until April 2012 and as the Senior Managing Director and Chairman of Sun Group (USA) until 2009.  From 1992 to 1997 he was a Founder and Managing General Partner of Soros Capital L.P., the principal venture capital and leveraged transaction entity of the Quantum Group of Funds, and a principal Advisor to Quantum Industrial Holdings Ltd.  From 1988 to 1992, he was the Managing Director of Commonwealth Capital Partners, L.P., a private equity investment firm.  Prior to that, from 1984 to 1988, Mr. Gilbert was the Managing General Partner of Chemical Venture Partners (now J. P. Morgan Capital Partners), which he founded.  Mr. Gilbert was admitted to the Massachusetts Bar in 1970 and practiced law at Goodwin Procter & Hoar in Boston, Massachusetts.  He was an associate in corporate finance at Morgan Stanley & Co. from 1972 to 1976, a Vice President at Wertheim & Co., Inc. from 1976 to 1978 and a Managing Director at E. F. Hutton International from 1978 to 1980.  Mr. Gilbert was recently Chairman of the Board of Dura Automotive Systems, Inc., Chairman of CPM Holdings, True Temper Sports and a Director of J. O. Hambro Capital Management Group and the Asian Infrastructure Fund.  Previously, Mr. Gilbert has been a Director of numerous companies, including Montpelier Re, Olympus Trust, Office Depot, Inc., Funk & Wagnalls, Inc., Parker Pen Limited, Piggly Wiggly Southern, Inc., Coast Community News, Inc., GTS-Duratek, Magnavox Electronic Systems Company, UroMed Corporation, Star City Casino Holdings, Ltd., Katz Media Corporation, Airport Group International, Batavia Investment Management, Ltd., Affinity Financial Group, Inc., ESAT Telecom, Ltd., Colep Holding, Ltd., NFO Worldwide, Terra Nova (Bermuda) Holdings, Limited and Veritas-DCG.  He was the principal owner, Chairman and Chief Executive Officer of Lion's Gate Films from 1980 to 1984.  Mr. Gilbert is a member of the Council on Foreign Relations and the Global Agenda Council on Capital Flows of the World Economic Forum and a member of the Board of Governors of the Lauder Institute.  Mr. Gilbert received his B.A. from the Wharton School at the University of Pennsylvania, his J.D. from the Harvard Law School and his M.B.A. from the Harvard Graduate School of Business.  Mr. Gilbert provides our Board of Directors with vast investment management and leadership experience, and his prior and current service as a director of numerous publicly-held companies allows him to make valuable contributions to our Board of Directors.

CHRISTOPHER D. GRAHAM, 41, has served as a member of our Board of Directors since July 7, 2014.  Mr. Graham is a Senior Managing Director at Starwood Capital Group, supervising its investments in North America.  Mr. Graham is responsible for originating, structuring, underwriting and closing investments in all property types.  At Starwood Capital Group, he has managed Starwood Land Ventures and overseen Starwood's investments in approximately 10,000 residential lots.  In addition, he has overseen the acquisition of approximately $300 million of non-performing single-family residential loans.  Prior to joining Starwood Capital Group in 2002, Mr. Graham was with CB Richard Ellis in Washington, D.C., where he was Director of its Financial Consulting Group for the Eastern Region of the United States.  Prior to this role, Mr. Graham was Associate Director, Eastern Region of CB Richard Ellis' Investment Properties Group.  Mr. Graham received a B.B.A. in finance from James Madison University and an M.B.A. from Harvard Business School.  Our Board of Directors believes that Mr. Graham provides substantial financial and investment management experience to it.

CONSTANCE B. MOORE, 60, has served as a member of our Board of Directors since July 7, 2014.  She has served as a director of Civeo Corporation (NYSE:  CVEO) since June 2014.  Ms. Moore served as a Director of BRE Properties, Inc. (NYSE:  BRE) from September 2002 until BRE was acquired in April 2014.  Ms. Moore served as President and Chief Executive Officer of BRE from January 2005 until April 2014, served as President and Chief Operating Officer from January 2004 until December 2004 and served as Executive Vice President & Chief Operating Officer from September 2002 to December 2003.  Ms. Moore has more than 35 years of experience in the real estate industry.  Prior to joining BRE in 2002, she was a managing director of Security Capital Group & Affiliates.  From 1993 to 2002, Ms. Moore held several executive positions with Security Capital Group, including co-chairman and chief operating officer of Archstone Communities Trust.  Ms. Moore holds an M.B.A. from the University of California, Berkeley, Haas School of Business and a bachelor's degree from San Jose State University.  In 2009, she served as chair of the NAREIT.  Currently, she is the chair of the Fisher Center for Real Estate and Urban Economics Policy Advisory Board at UC Berkeley, a Governor of the Urban Land Institute, serves on the board of Bridge Housing Corporation, serves on the board of the Haas School of Business at UC Berkeley, serves on the board of the Tower Foundation at San Jose State University and is a Trustee for the City of Hope in Duarte, California.  Our Board of Directors believes that Ms. Moore provides it with significant leadership and real estate management experience.

THOMAS B. ROGERS, 76, has served as a director of our Board of Directors since January 30, 2013.  Until his retirement in January 2009, Mr. Rogers served as Executive Vice President in charge of City National Bank's Southern Region.  In that position, he oversaw the delivery of commercial banking, private client and wealth management services to clients throughout Orange County, the greater San Diego area and the Inland Empire.  Before joining City National Bank in 2000, Mr. Rogers served for eight years as Senior Vice President and Treasurer of The Irvine Company.  Prior to that, Mr. Rogers spent more than 25 years with two major financial institutions.  Specifically, he served as Executive Vice President and Division Administrator of Security Pacific National Bank's Real Estate Industries Group, Southern Division, and prior to that was Senior Vice President and Chief Credit Officer for Security Pacific's California Corporate Group.  His previous banking career also included 15 years with the National Bank of Detroit in corporate lending assignments.  In his retirement, Mr. Rogers serves as Chairman of the Board of Directors of Plaza Bancorp and Plaza Bank, a community business bank located in Irvine, California.  He was appointed to the board of Plaza Bank in June 2009 and elected Chairman in December 2009.  He also serves on the Board of Directors of Memorial Health Services, a not for profit, six hospital, integrated healthcare organization headquartered in Fountain Valley, California.  Mr. Rogers received his B.A. in Business Administration from Eastern Michigan University, attended graduate school at Wayne State University in Detroit, and completed the curriculum of the Graduate School of Banking at the University of Wisconsin in Madison and the National Commercial Lending School at the University of Oklahoma.  Mr. Rogers provides our Board of Directors with a wealth of financial management knowledge, and his extensive executive and leadership experience makes him a valuable contributor to our Board of Directors.

BARRY S. STERNLICHT, 55, has served as the Chairman of our Board of Directors since January 30, 2013.  Prior to TRI Pointe's conversion into a corporation, he served as Chairman of the board of managers of TPH LLC.  Mr. Sternlicht has been the Chairman and Chief Executive Officer of Starwood Capital Group since its formation in 1991.  He also serves as the Chairman of the Board of Directors and the Chief Executive Officer of Starwood Property Trust, Inc., (NYSE:  STWD) and Co-Chairman of the Board of Trustees of Colony Starwood Homes (NYSE:  SFR).  Over the past 25 years, Mr. Sternlicht has structured investment transactions with an asset value of more than $77 billion.  From 1995 through early 2005, he was the Chairman and Chief Executive Officer of

Starwood Hotels & Resorts Worldwide, Inc., a NYSE-listed company he founded in 1995.  Mr. Sternlicht is the Chairman of the Board of Baccarat, S.A.  He also serves on the Board of Directors of The Estée Lauder Companies, Inc. (NYSE:  EL) and Riviera Holdings Corporation.  From 2012 to 2014, Mr. Sternlicht served as a director of Restoration Hardware Holdings, Inc. (NYSE:  RH).  Mr. Sternlicht is a Trustee of Brown University.  He is also on the boards of The Robin Hood Foundation, the Real Estate Roundtable, the Dreamland Film & Performing Arts Center and the Executive Advisory Board of Americans for the Arts.  Mr. Sternlicht is a member of the U.S. Olympic and Paralympic Foundation Trustee Council, the World Presidents Organization and the Urban Land Institute.  Mr. Sternlicht received his B.A., magna cum laude, with honors from Brown University.  He later earned his M.B.A. with distinction from Harvard Business School.  Mr. Sternlicht provides our Board of Directors with a wealth of investment management experience along with extensive experience in real estate finance and development, and our Board of Directors believes Mr. Sternlicht provides a valuable perspective as its Chairman.

Qualifications and Characteristics for Directors

Our Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business.  In addition, our Board of Directors believes there are certain attributes every director should possess, including high personal and professional ethical standards, practical wisdom, mature judgment and integrity.  Our Board of Directors seeks out, and our Board of Directors is comprised of, individuals whose background and experience complement those of our other directors.  Accordingly, our Board of Directors and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of our Board of Directors' overall composition and our current and future needs.  Our Board of Directors believes that each director nominee possesses the qualities and experience that our Board of Directors and the Nominating and Governance Committee believe are important, as described in further detail below in the section entitled "Corporate Governance—Committees of our Board of Directors—Nominating and Corporate Governance Committee."

In determining to nominate Mr. Sternlicht, our Board of Directors considered that Mr. Sternlicht's service on several public company boards in addition to serving as the Chief Executive Officer of Starwood Property Trust, Inc. is a significant undertaking and time commitment.  Our Board of Directors and the Nominating and Corporate Governance Committee believe that Mr. Sternlicht has amply demonstrated his ability to manage his corporate and board obligations. For instance, Mr. Sternlicht attended every meeting of our Board of Directors and of the committees on which he was serving in 2015. Moreover, his experience in investment management and real estate finance and development, along with his intimate knowledge of TRI Pointe due to the Starwood Fund's longstanding investment in TRI Pointe, make him an invaluable member and Chairman of our Board of Directors.

In determining to nominate Messrs. Burrows and Fulton, our Board of Directors considered their prior service as executive officers of WRECO, with which we completed a "Reverse Morris Trust" merger transaction in July 2014, and WRECO’s former parent, Weyerhaeuser Company, a large publicly traded company that is not affiliated with TRI Pointe.  Messrs. Burrows and Fulton ceased serving as executive officers of WRECO more than five years ago in 2010 and 2008, respectively, and ceased serving as executive officers of Weyerhaeuser Company in 2013, the year before they were appointed to our Board of Directors.  Moreover, following the WRECO merger transaction, the senior management of TRI Pointe remained in place and WRECO's principal executive and financial officers departed and were replaced by executive officers of TRI Pointe.  The senior leaders of WRECO's homebuilding subsidiaries now report to TRI Pointe's senior executive team.  Thus, in determining to nominate Messrs.  Burrows and Fulton, our Board of Directors concluded that Messrs. Burrows and Fulton had no substantial connections to WRECO's management that would impact their ability to exercise independent judgment. Our Board of Directors also concluded that their extensive real estate industry experience, which includes experience in homebuilding, real estate finance and development, make Messrs. Burrows and Fulton valuable contributors to the Board of Directors.

CORPORATE GOVERNANCE

Corporate Governance Highlights

✓	Separate Chairman of our Board of Directors and Chief Executive Officer
✓	Lead independent director
✓	All directors are independent under New York Stock Exchange Standards, except CEO
✓	Audit, Compensation and Nominating and Corporate Governance Committees are each comprised solely of independent directors
✓	Annual election of directors
✓	Stock ownership guidelines for our directors and officers
✓	Policy for recoupment of executive officer incentive based compensation in the event of certain restatements of our financial results
✓	Regular executive sessions of independent directors

Director Independence

Our Board of Directors has determined that eight of its directors, Mses. Gannon and Moore and Messrs. Burrows, Fulton, Gilbert, Graham, Rogers and Sternlicht, constituting a majority of directors, satisfy the listing standards for independence of the NYSE and Rule 10A‑3 under the Exchange Act.

The non-management directors meet regularly in executive sessions outside the presence of management, and Mr. Sternlicht, as Chairman of our Board of Directors, currently presides at all executive sessions of the non-management directors.  Additionally, Mr. Gilbert serves as Lead Independent Director.

Leadership Structure of our Board of Directors

Our Corporate Governance Guidelines provide that our Board of Directors is free to select a Chairman in the manner it considers to be in our best interest and that the roles of Chairman of our Board of Directors and Chief Executive Officer may be filled by a single individual or two different persons.  In 2014, our Board of Directors amended our Bylaws to provide that the position of Chairman of our Board of Directors is not an officer position.  This provides our Board of Directors with flexibility to decide what leadership structure is in our best interests at any point in time.  Currently, two different persons serve in these roles:  Mr. Sternlicht serves as Chairman of our Board of Directors and Mr. Bauer serves as Chief Executive Officer.  At this time, our Board of Directors has determined that having Mr. Sternlicht serve as Chairman of our Board of Directors and Mr. Bauer serve as Chief Executive Officer is in our best interest, as it allows Mr. Sternlicht to focus on the effectiveness of our Board of Directors and oversight of our senior management team while Mr. Bauer focuses on executing our strategy and managing our business.  In the future, however, our Board of Directors may determine that it is in our best interest to have a single individual serve as both Chairman of our Board of Directors and Chief Executive Officer.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of the risk management process.  Our Board of Directors administers this oversight function directly, with support from three of its standing committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which addresses risks specific to its respective areas of oversight.  The full Board of Directors monitors risks through regular reports from each of the committee chairs, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.  In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions.  In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

In connection with its risk management role, the Audit Committee considers and discusses with management our major financial risk exposures and the steps management takes to monitor and control these exposures.  The Audit Committee oversees the policies and processes relating to financial statements, financial reporting processes, compliance and auditing, as well as the guidelines, policies and processes for monitoring and mitigating related risks.  The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.  The Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, business strategy and our compensation policies and programs.  Based on this oversight approach, we do not believe that our present employee compensation policies and programs are likely to have a material adverse effect on us.  The Nominating and Corporate Governance Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of the Company's corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct.  In performing their respective functions, each committee has full access to management, as well as the ability to engage advisors.

It is neither feasible nor desirable to attempt to monitor or eliminate all risk.  Accordingly, we necessarily face, and will continue to face, a variety of risks in the conduct of our business and there can be no assurance that our Board of Directors and committees' oversight will be effective in identifying and addressing all material risks.  The foregoing description of the role of our Board of Directors in risk oversight does not express or imply any additional or special duties, the duties of directors being only those prescribed by applicable law.

Meetings of our Board of Directors

Our Board of Directors held four meetings during fiscal year 2015.  Each member of our Board of Directors attended 75% or more of the aggregate number of meetings of the Board of Directors, and of the committees on which he or she was serving, held during fiscal year 2015.  In accordance with its Corporate Governance Guidelines, we invite and generally expect our directors to attend the annual meeting.  Seven members of our Board of Directors attended the 2015 annual meeting of stockholders.

Committees of our Board of Directors

Our bylaws permit our Board of Directors to designate one or more committees, including (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee.  The current members of each of these committees are set forth in the following table:

Name	Audit	Compensation	Nominating and Corporate Governance
Lawrence B. Burrows			X
Daniel S. Fulton	X
Kristin F. Gannon		X
Steven J. Gilbert		X	X
Christopher D. Graham	X
Constance B. Moore		X*
Thomas B. Rogers	X*
Barry S. Sternlicht			X*

__________

*	Committee Chair

The Audit, Compensation, and Nominating and Corporate Governance committees each have a written charter that is available on our website at www.tripointegroup.com in the Corporate Governance – Governance

Documents section of the Investors webpage.  We also have an Executive Land Committee, comprised of Messrs. Fulton, Gilbert and Graham, which reviews and approves land acquisitions or dispositions with a purchase price greater than $30 million but less than $75 million.

Audit Committee.  The Audit Committee of our Board of Directors, pursuant to its written charter, oversees, among other matters:

•	our financial reporting, auditing and internal control activities;
•	the integrity and audits of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the qualifications and independence of our independent auditors;
•	the performance of our internal audit function and independent auditors; and
•	our overall risk exposure and management.

Duties of the Audit Committee also include the following:

•	annually reviewing and assessing the adequacy of the Audit Committee charter and the performance of the Audit Committee;
•	being responsible for the appointment, retention and termination of our independent auditors and determining the compensation of its independent auditors;
•	reviewing with the independent auditors the plans and results of the audit engagement;
•	evaluating the qualifications, performance and independence of our independent auditors;
•	having sole authority to approve in advance all audit and non-audit services by our independent auditors, the scope and terms thereof, and the fees therefor;
•	reviewing the adequacy of our internal accounting controls;
•	periodically reviewing with management our cybersecurity program;
•	meeting at least quarterly with our senior management team, internal audit staff and independent auditors in separate executive sessions; and
•	preparing the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

The Audit Committee is composed of three directors, Messrs. Rogers, Fulton and Graham, each of whom is a non-employee and satisfies the independence requirements under the applicable listing standards of the NYSE and the applicable rules of the SEC, and otherwise satisfies the applicable requirements for audit committee service imposed by the Exchange Act, the NYSE, as well as any other applicable legal or regulatory requirements.  Our Board of Directors, in its business judgment, has determined that each of these members is "financially literate" under the rules of the NYSE.  Mr. Rogers serves as the Chairperson of the Audit Committee.  Our Board of Directors has designated Mr. Rogers as the Audit Committee financial expert, as that term is defined by the SEC.  The Audit Committee met four times during fiscal year 2015.

Compensation Committee.  The Compensation Committee of our Board of Directors, pursuant to its written charter, has the following responsibilities, among others:

•	assists our Board of Directors in developing and evaluating potential candidates for executive officer positions and overseeing the development of executive succession plans;
•	administers, reviews and makes recommendations to our Board of Directors regarding our compensation plans;

•

annually reviews and approves our corporate goals and objectives with respect to compensation for executive officers and, at least annually, evaluates each executive officer's performance in light of such goals and objectives to set each executive officer's annual compensation, including salary, bonus and equity and non-equity incentive compensation, subject to approval by our Board of Directors;

•	provides oversight of management's decisions regarding the performance, evaluation and compensation of other officers;
•

reviews our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, business strategy and our executive officers' compensation;

•	assists management in complying with our proxy statement and annual report disclosure requirements;
•	discusses with management the compensation discussion and analysis required by SEC regulations; and
•	prepares a report on executive compensation to be included in our annual proxy statement.

The Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate to the extent permitted under applicable law.  In addition, the Compensation Committee may delegate certain of its authority under the 2013 LTIP to our Board of Directors or, subject to applicable law, to our Chief Executive Officer or such other executive officer as the Compensation Committee deems appropriate; provided, that the Compensation Committee may not delegate its authority under the 2013 LTIP to our Chief Executive Officer or any other executive officer with regard to the selection for participation in the 2013 LTIP of an executive officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, price or amount of an award to such an officer, director or other person.

The Compensation Committee is currently composed of three directors, Ms. Gannon, Mr. Gilbert and Ms. Moore, each of whom is a non-employee and (i) satisfies the independence requirements under the applicable listing standards of the NYSE and the applicable rules of the SEC, (ii) otherwise satisfies the applicable requirements for compensation committee service imposed by the Exchange Act and the NYSE, (iii) meets the requirements for a "non-employee director" contained in Rule 16b‑3 under the Exchange Act, and (iv) meets the requirements for an "outside director" for the purposes of Section 162(m) of the Code, as well as any other applicable legal or regulatory requirements.

Our Chief Executive Officer, President and Chief Financial Officer do not participate in the Compensation Committee's deliberations concerning their own compensation or the compensation of directors.  However, they meet with the Compensation Committee and provide input regarding the amount and form of the compensation of our executive officers and key employees.  No other executive officers participate in the Compensation Committee's deliberations of the amount or form of the compensation of executive officers or directors.

The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation.  The Compensation Committee has retained Semler Brossy Consulting Group, LLC as its independent compensation consultant.  The compensation consultant provides the Compensation Committee with data about the compensation paid by a peer group of companies and other companies that may compete with us for executives, and develops recommendations for structuring our compensation programs.  The compensation consultant is engaged solely by the Compensation Committee and does not provide any services directly to us or our management.  The Compensation Committee met four times during the fiscal year 2015.

Compensation Committee Interlocks and Insider Participation.  No member of the Compensation Committee is, or has been at any time, our officer or employee, nor has any member had any relationship with us requiring disclosure under Item 404 of Regulation S‑K.  None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee of our Board of Directors, pursuant to its written charter, has the following responsibilities, among others:

•

identifies individuals qualified to become members of our Board of Directors and ensures that our Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;

•	develops, and recommends to our Board of Directors for its approval, qualifications for director candidates and periodically reviews these qualifications with our Board of Directors;
•	reviews the committee structure of our Board of Directors and recommends directors to serve as members or chairs of each committee of our Board of Directors;
•	reviews and recommends committee slates annually and recommends additional committee members to fill vacancies as needed;
•

develops and recommends to our Board of Directors a set of corporate governance guidelines applicable to us and, at least annually, reviews such guidelines and recommends changes to our Board of Directors for approval as necessary; and

•	oversees the annual self-evaluations of our Board of Directors and management.

The Nominating and Corporate Governance Committee is composed of three directors, Messrs. Burrows, Gilbert and Sternlicht, each of whom is a non-employee and satisfies the independence-related requirements of the NYSE as well as any other applicable legal or regulatory requirements.  The Nominating and Corporate Governance Committee met twice during fiscal year 2015.

In evaluating candidates for nomination to our Board of Directors, the Nominating and Corporate Governance Committee takes into account the applicable requirements for directors under the Exchange Act and the listing standards of the NYSE.  The Nominating and Corporate Governance Committee may take into consideration such other factors and criteria that it deems appropriate in evaluating a candidate, including the candidate's judgment, skill, integrity, diversity, business or other experience, time availability in light of other commitments and conflicts of interest.  The Nominating and Corporate Governance Committee may (but is not required to) consider candidates suggested by management or other members of our Board of Directors.  For information concerning Starwood Fund's right to nominate one member, see "Board of Directors – Composition of our Board of Directors."  Although the Nominating and Corporate Governance Committee does not have a formal policy on diversity with regard to its consideration of director nominees, it considers diversity in its selection process and seeks to nominate candidates that have a diverse range of views, backgrounds, leadership and business experience.

Policy Regarding Stockholder Recommendations

We identify new director candidates through a variety of sources.  Although the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, our Corporate Governance Guidelines provide that, when formulating its director nomination recommendations, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders and others, as it deems appropriate.  In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of our Board of Directors and the qualifications of the candidate.  Stockholders may propose director nominees by adhering to the advance notice procedures described in the section entitled "Stockholder Proposals for 2017 Annual Meeting" in this proxy statement.  The Nominating and Corporate Governance Committee may also establish procedures, from time to time, regarding submission of candidates by stockholders and others.

In considering director candidates for election at the annual meeting, the Nominating and Corporate Governance Committee did not consider nominees other than the eight incumbent directors listed in Proposal No. 1 of this proxy statement, as no new candidates were proposed and the incumbent directors continue to exhibit the qualifications described above.

Code of Business Conduct and Ethics

Our Board of Directors has adopted the TRI Pointe Group, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees.  Additionally, our Board of Directors has adopted the TRI Pointe Group, Inc. Code of Ethics for Senior Executive and Financial Officers that applies to the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions to the aforementioned officers).  The Code of Business Conduct and Ethics along with the Code of Ethics for Senior Executive and Financial Officers are available on our website at www.tripointegroup.com in the Corporate Governance—Governance Documents section of the Investors webpage.  If any substantive amendments to either the Code of Business Conduct and Ethics or the Code of Ethics for Senior Executive and Financial Officers are made, or any waiver from a provision of either Code is granted to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.  We have adopted these codes as guides for future conduct and they should not be considered to constitute representations as to past compliance.

Corporate Governance Guidelines

Our Corporate Governance Guidelines are available on our website at www.tripointegroup.com in the Corporate Governance—Governance Documents section of the Investors webpage.

Stockholder Communications with our Board of Directors

Our stockholders and other interested persons who want to communicate directly with our Board of Directors as a group, the Chairman of our Board of Directors, the Lead Independent Director, the non-management directors as a group or any individual director may do so by delivering such communication in care of our Corporate Secretary at:  TRI Pointe Group, Inc., Presiding Director or Non-Management Directors c/o Corporate Secretary, 19540 Jamboree Road, Suite 300, Irvine, California 92612.

All communications must be accompanied by the following information:

•	if the person submitting the communication is a stockholder, a statement of the number of shares of our common stock that the person holds;
•	if the person submitting the communication is not a stockholder, the nature of the person's interest in us;
•	any special interest, meaning an interest not in the capacity as a stockholder, of the person in the subject matter of the communication; and
•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications received in writing are forwarded to our Board of Directors as a group, the Lead Independent Director, the non-management directors as a group or any individual director to whom the communication is directed.  However, the following communications will not be forwarded: any threatening, incoherent, obscene, defamatory or similarly inappropriate communication; any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings); surveys; and any communication that does not relate to matters relevant to us or our business, unless requested by a director or at management's discretion.  At each meeting of our Board of Directors, a summary of all such communications received since the last meeting that were not forwarded will be presented and those communications are available to directors on request.

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis, we describe our compensation practices, programs, and decisions for our Named Executive Officers ("NEOs"). For 2015, our NEOs were:

•	Douglas F. Bauer, Chief Executive Officer ("CEO")
•	Thomas J. Mitchell, President and Chief Operating Officer ("COO")
•	Michael D. Grubbs, Chief Financial Officer ("CFO") and Treasurer
•	Bradley W. Blank, Vice President, General Counsel and Secretary
•	Glenn J. Keeler, Vice President and Chief Accounting Officer
•	Kenneth C. Krivanec, President, Quadrant Homes
•	Andrew P. Warren, President, Maracay Homes

On November 3, 2015, our Board of Directors reevaluated our organizational structure in light of the WRECO merger transaction and determined that the presidents of our homebuilding subsidiaries, including Messrs. Krivanec and Warren, were not executive officers of the Company.  The executive officer status for the presidents of our homebuilding subsidiaries was a legacy of the WRECO merger transaction completed in 2014 and the reclassification reflected a rationalization of our executive officer group rather than any change in authority or status.  These former executive officers remain employed as presidents of their respective homebuilding subsidiaries.

For more information regarding our current executive officers, see "Management."

Introduction and Compensation Philosophy

We designed our compensation programs to achieve the following key objectives:

•	Align the interests of our executive officers with those of our stockholders and motivate executive officers to grow long-term stockholder value;
•	Reinforce our pay for performance culture by aligning the compensation realized by our executive officers with the achievement of company goals;
•	Provide a total compensation opportunity that allows us to attract, retain and motivate talented executive officers; and
•	Use incentive compensation to promote desired behavior without encouraging unnecessary risk-taking.

Outlined below are the tools we use to obtain these objectives:

Link Pay to Performance:  We link a significant portion of executive officer compensation to performance.  On average, approximately 75% of 2015 NEO total compensation (including compensation to Messrs. Bauer, Mitchell and Grubbs (the "Founding NEOs")) was performance-based and was tied to our financial performance and/or the performance of our stock price.  For the Founding NEOs, approximately 86% of their 2015 total compensation was performance-based.

Incentivize Long-Term Performance: We make equity awards to motivate long-term performance and to align the interests of our executive officers with those of our stockholders.  On average, nearly 60% of 2015 NEO total compensation (including the Founding NEOs’ compensation) was equity-based.  For the Founding NEOs, equity was approximately 68% of their 2015 total compensation.

Balance Performance Considerations: Our compensation programs balance short-term and long-term performance factors to motivate performance while mitigating incentives for undue risk-taking.  Starting in 2015, we further enhanced this balance by adding performance metrics to a portion of our equity incentives with success measured over a three-year period.

Maintain Rigorous Stock Ownership Guidelines: In 2015, we established minimum stock ownership guidelines.  These guidelines encourage ownership and further align the interests of our executive officers with those of our stockholders.

In addition, for 2015 we made 100% of the equity awards for the Founding NEOs performance-based to motivate and reward performance in the first full fiscal year following the merger transaction with WRECO in 2014.

These pay practices are discussed in more detail under "2015 NEO Compensation Decisions" below.

What We Do

✓	Independent Consultant: Since our initial public offering in 2013, our Compensation Committee has engaged an independent compensation consultant that does not provide any other services to us.
✓

Independent Chairman of the Board of Directors: We separate the roles of Chairman of the Board of Directors and Chief Executive Officer.  This separation allows the Chairman to focus on the effectiveness of our Board of Directors and oversight of our senior management while our CEO focuses on executing our strategy and managing our business.

✓	Prohibition on Hedging: We prohibit all directors, officers and employees from engaging in transactions that have the effect of hedging the economic value of their interests in our common equity.
✓	Clawback Policy: In 2015, we adopted a policy that provides for recoupment of incentive compensation in the event of an accounting restatement and misconduct of an executive officer.
✓	Equity Grant Time Policy: In 2015, we adopted a policy regarding the timing of equity awards.

What We Do Not Do

✗	Provide Tax Gross Ups on Change in Control Benefits.
✗	Provide Excessive Executive Perquisites.
✗	Provide Tax Gross Ups on Perquisites or Benefits.
✗	Guarantee Base Salary Increases or Incentive Payments for Executives.
✗	Allow for Re-Pricing of Underwater Stock Options without Stockholder Approval.

Compensation Decision-Making Process

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving on an annual basis the corporate goals and objectives with respect to the compensation of all executive officers of the Company, as described in the Compensation Committee Charter.  The Compensation Committee relies on its own review and advice of its independent advisor in establishing executive officer pay.  The Compensation Committee seeks the input of the CEO in making executive officer pay decisions, but all decisions are made by the Compensation Committee.

In February and March 2015, the Compensation Committee approved long-term incentive awards to our NEOs under our 2013 LTIP.  After the completion of fiscal year 2015, the Compensation Committee approved 2015 annual incentive payouts for our NEOs based on the performance objectives established at the beginning of the year.  In February 2016, the Compensation Committee approved annual incentive performance objectives and long-term incentive awards to our NEOs under our 2013 LTIP.

Independent Advisor to the Compensation Committee

Since our initial public offering, the Compensation Committee has engaged Semler Brossy Consulting Group ("Semler Brossy") as its independent advisor.  Semler Brossy’s duties include preparation of material for the Compensation Committee’s executive officer pay analysis, review of our peer group, recommendation for non-employee director compensation, discussion and analysis of potential incentive programs, and work on behalf of the Compensation Committee to review management’s recommendations to the Compensation Committee about executive officer pay matters.  Semler Brossy has been retained by, and reports directly to, the Compensation Committee, and does not provide any services to us other than those described above.  The Compensation Committee assessed Semler Brossy’s independence in light of the SEC requirements and NYSE listing standards and determined that Semler Brossy’s work did not raise any conflict of interest or independence concerns.

Peer Group and Market Data

The Compensation Committee periodically examines market data to understand both pay levels and pay practices.  The Compensation Committee primarily reviews data from a peer group that consists of other large, publicly-traded homebuilding companies, which the Compensation Committee believes is an appropriate list of competitors for business and/or talent.  The Compensation Committee uses peer group data to assess the reasonableness of executive officer pay and generally seeks to ensure the aggregate compensation for the executive officers is comparable over time to companies similar to us.

For Messrs. Blank and Keeler, the Compensation Committee reviews pay data from compensation surveys for both homebuilders and non-homebuilders when assessing pay decisions.  For 2015, no competitive data were considered for Messrs. Krivanec or Warren because the WRECO transaction agreement required us to provide them with base salaries no less favorable than those provided to them before the merger until July 2015, and the Compensation Committee did not change their base salaries for the remainder of the year.

The Compensation Committee does not have an explicit pay positioning strategy relative to peers by component of pay or by executive, and our pay levels for the Founding NEOs are intentionally less differentiated than would be expected in the market.  This limited differentiation recognizes that the Founding NEOs have historically functioned as partners in the business with greater sharing of responsibilities among the Founding NEOs than would be the case at many other peer companies.

The Compensation Committee, in consultation with Semler Brossy and our management, periodically reviews and considers changes to the makeup of our peer group.  The companies in our peer group are shown in the table below.

Our Peer Group
Beazer Homes USA	M/I Homes
CalAtlantic Group*	Meritage Homes
D.R. Horton	NVR
Hovnanian Enterprises	PulteGroup
KB Home	Taylor Morrison
Lennar	Toll Brothers
M.D.C.

__________

*	In 2015, former peers Ryland Group and Standard Pacific merged to form CalAtlantic Group, which we have retained in our peer group.

Over time, the Compensation Committee intends to target aggregate pay for the executive officers around the median of peers, without any explicit target positioning by component of pay or by executive.

Advisory Vote on Executive Compensation

At our 2014 Annual Meeting of Stockholders, our stockholders voted to approve on an advisory basis the compensation of our NEOs.  More than 99.5% of the votes cast with respect to this proposal were cast for approval of our NEOs’ compensation.  The Compensation Committee determined that the executive compensation philosophy and compensation elements continued to be appropriate.  Although we continue to refine our compensation programs as a public company, we did not make any change specifically in response to the advisory vote of our stockholders.

In addition, our stockholders voted on an advisory basis with respect to the frequency of future advisory votes to approve the compensation of our NEOs.  Approximately 66% of the votes cast on this proposal were cast for a frequency of every three years.  Our Board of Directors believes that a vote every three years is the most appropriate timeframe for stockholders to assess our executive officer pay practices because these practices continue to evolve and change with the transformation of the Company, and these changes will take place over a timeframe longer than a single year.  Accordingly, the next advisory vote to approve the compensation of the NEOs of the Company will be held at our annual meeting following the fiscal year ending December 31, 2016.

Pay Design and Compensation Elements

Prior to the completion of our initial public offering on January 31, 2013, we were a closely held limited liability company in which the Founding NEOs were the founding members and senior officers.  In July 2014, we completed our merger transaction with WRECO.  The merger ranked as one of the largest in homebuilding history.

Following the completion of the merger transaction with WRECO, the newly constituted Compensation Committee undertook a process to assess the implications on executive pay practices of the transformation of the Company from one of the smallest to one of the largest publicly-traded homebuilders.  As a result of this assessment, the Compensation Committee made a number of changes to executive pay to better align pay levels with other large homebuilders, balancing the increases in pay for the Founding NEOs with a strong performance orientation for the compensation programs following the merger transaction with WRECO.  This included the grant of new performance-based equity awards for the Founding NEOs in 2015 and 2016.

Beginning in 2015, our compensation programs have been comprised of the following compensation elements:

•	Base salary. Our NEOs’ base salaries are intended to provide a competitive level of fixed compensation in order to attract, retain and motivate talented executive officers. Base salaries are generally set based on each executive officer’s responsibilities, performance, skills, and experience as compared with relevant market data.
•

Annual Incentive Program. In furtherance of our compensation philosophy to award incentive bonuses based on performance, we design our annual incentive programs to motivate and reward executive officers for achieving pre-established company performance objectives.

•

Long-term Incentive Awards.  The Compensation Committee believes that a substantial portion of each NEO’s compensation should be in the form of long-term equity incentive compensation.  While our annual incentive programs reward executive officers for actions that impact short- and mid-term performance, the Compensation Committee recognizes that long-term equity incentive awards also serve the interests of our stockholders by:

o	Giving key employees the opportunity to participate in the long-term appreciation of our common stock;
o

Encouraging executive officers to create and sustain stockholder value over longer periods because the value of equity awards is directly attributable to changes in the price of our common stock over time; and

o	Promoting executive officer retention because the full value of equity awards cannot be realized until vesting occurs, which generally requires continued employment for multiple years.

2015 NEO Pay Program

In 2015, the pay practices for the NEOs other than the Founding NEOs differed from the pay for the Founding NEOs based on the different level of responsibility and impact for the overall business results.

The charts below illustrate the relative average mix of the (i) base salary, (ii) annual incentive target, and (iii) long-term incentive target for our Founding NEOs and all other NEOs for 2015.  The incentive mix for the Founding NEOs is more substantially performance-based, recognizing the higher level of responsibility of these NEOs and their greater ability to influence overall business results.

The table below describes the three elements of 2015 compensation for our NEOs.  In addition to these compensation elements, our NEOs participate in benefits and other programs as described in "Other Compensation Programs and Policies."

Pay Element	Purpose	2015 Description

Base Salary	Provide a competitive level of fixed compensation to attract, retain and motivate talented executive officers

The Compensation Committee reviews fixed cash compensation levels annually and makes adjustments depending on the executive officer’s responsibilities, performance, skills and experience as compared with relevant market data.  The WRECO transaction agreement required us to provide Messrs. Krivanec and Warren with base salaries no less favorable than those provided to them before the merger until July 2015.  Their base salaries were not changed for the remainder of the year.

Annual Cash Incentive	Motivate and reward executive officers for achieving pre-established company performance goals

Cash payment is determined based upon achievement of the performance goal.  Target opportunity for each executive officer is expressed as a percentage of base salary.  Actual payouts can range from 0% to 200% of target, based on performance.  Metrics vary based on area of responsibility and impact:

•     Founding NEOs: Annual incentive was based on earnings per share ("EPS"), with the target goal set above the Company’s business plan.

•     Other NEOs: Annual incentive was based on pre-tax income at either the Company or homebuilding subsidiary level, as applicable, with the target goal set at the Company’s business plan.

Long-term Incentive	Motivate and reward executive officers’ contributions to enhancing long-term stockholder value and the achievement of long-term business objectives; encourage executive retention

Founding NEOs

•     Long-term incentive grants consisted entirely of performance-based RSUs.

•     The performance-based RSUs were allocated evenly to each of the following performance goals: relative total stockholder return ("rTSR"), EPS, and absolute stock price.

•     With respect to rTSR, the Company's total stockholder return ("TSR") will be compared to the TSRs of our peer group.

•     The performance periods for the performance-based RSUs with vesting based on rTSR and EPS are January 1, 2015 to December 31, 2017.  The performance period for the performance-based RSUs with vesting based on absolute stock price is January 1, 2016 to December 31, 2017.

Other NEOs

•     Long-term incentive grants consisted solely of time-vested RSUs.

•     Time-vested RSUs vest annually in equal installments over a three year period.

2015 NEO Compensation Decisions

In making 2015 NEO compensation decisions, the Compensation Committee considered median executive pay for the top three executives at other large, publicly-traded homebuilding companies (see "Peer Group and Market Data" above) but did not target any specific percentile of market when making individual pay decisions.  Pay for the Founding NEOs, and particularly for our CEO and COO, continues to be less differentiated than is typical of other large homebuilders given our legacy as a private company and the nature of the shared management responsibilities of Messrs. Bauer and Mitchell.

Base Salary

Founding NEOs

The Compensation Committee approved 2015 base salary increases for each of the Founding NEOs.  The Compensation Committee considered the increased size and scope of the Company’s operations and each of the Founding NEO’s responsibilities, performance, skills and experience as compared with relevant peer group market data in determining to increase their base salaries.

The table below compares the Founding NEOs’ base salaries for 2014 and 2015.

Executive	2014 Base Salary	2015 Base Salary	% Increase
Douglas F. Bauer	$500,000	$600,000	+20%
Thomas J. Mitchell	$475,000	$575,000	+21%
Michael D. Grubbs	$450,000	$500,000	+11%

Other NEOs

The Compensation Committee approved 2015 base salary increases for Messrs. Blank and Keeler based on competitive market practices for executive officers in similar roles and taking the recommendations of Mr. Bauer into consideration.  The WRECO transaction agreement required us to provide Messrs. Krivanec and Warren with base salaries no less favorable than those provided to them before the merger until July 2015.  The Compensation Committee did not change their base salaries for the remainder of the year.

The table below compares the other NEOs’ base salaries for 2014 and 2015.

Executive	2014 Base Salary	2015 Base Salary	% Increase
Bradley W. Blank	$325,000	$350,000	+8%
Glenn J. Keeler	$200,000	$250,000	+25%
Kenneth C. Krivanec	$301,165	$301,165	0%
Andrew P. Warren	$323,190	$323,190	0%

Annual Cash Incentive

At the beginning of 2015, the Compensation Committee approved annual incentive targets for our NEOs. These annual incentive targets were defined as a percentage of their base salary and were determined based on each executive officer’s responsibilities, skills, and experience as compared with relevant market data.

Additionally, as discussed above, different incentive program metrics were developed for each group of NEOs based on area of responsibility and impact.  Specifically:

•	The Compensation Committee approved EPS as the performance metric for cash performance awards to each of the Founding NEOs. The Compensation Committee selected EPS because it believed EPS is an important indicator of stockholder value creation and the Founding NEOs have the highest responsibility for creating stockholder value.  The Compensation Committee also established an EPS target goal above the Company’s business plan for the year in order to focus the Founding NEOs on outperforming the plan in the first full year following the merger transaction with WRECO.  Payouts were based on the Company's achievement of specified EPS objectives and were calculated based on percentages of each Founding NEO's target annual incentive of the Founding NEO's base salary.

•

The Compensation Committee approved the performance metric of pre-tax income of the Company for cash performance awards to Messrs. Blank and Keeler, which is the same operational metric used for the rest of the Company’s employees.  Because Messrs. Krivanec and Warren are primarily responsible for the performance of their specific homebuilding subsidiary, the Compensation Committee approved the performance metric of pre-tax income of their respective homebuilding subsidiary for cash performance awards to them.  Pre-tax income target goals were set equal to the Company business plan.  Payouts were based on the Company's or homebuilding subsidiary’s, as applicable, achievement of specified pre-tax income objectives and were calculated based on percentages of each NEO's target annual incentive of the NEO's base salary.

Founding NEOs

Under our 2015 annual incentive program applicable to each of the Founding NEOs, the payouts may range from 0% to 200% of the Founding NEO’s target annual incentive opportunity, as follows:

•	Achievement of the threshold goal (80% of the relevant performance goal) would result in a cash bonus equal to 50% of the Founding NEO’s annual incentive target;
•	Achievement of the intermediate goal (approximately 90% of the relevant performance goal) would result in a cash bonus equal to 75% of the Founding NEO’s annual incentive target;
•	Achievement of the target goal (100% of the relevant performance goal) would result in a cash bonus equal to 100% of the Founding NEO’s annual incentive target;
•	Achievement of the maximum goal (112% of the relevant performance goal) would result in a cash bonus equal to 200% of the NEO’s annual incentive target;
•	Achievement between the threshold, intermediate, target and maximum levels would result in payments calculated on a linear one to one increase or decrease; and
•	Achievement below threshold would result in zero incentive payout for the Founding NEO.

The table below compares the Founding NEOs’ 2014 and 2015 annual incentive targets:

	2014 Annual Incentive Target		2015 Annual Incentive Target
Executive	% of Salary	$	% of Salary	$
Douglas F. Bauer	100%	$500,000	110%	$660,000
Thomas J. Mitchell	100%	$475,000	110%	$632,500
Michael D. Grubbs	100%	$450,000	110%	$550,000

For fiscal year 2015, the EPS target goal approved by the Compensation Committee was $1.25.  Actual EPS for fiscal year 2015 was approximately $1.27, or 102% of the EPS target goal.

The table below presents the results of our 2015 annual incentive programs and the corresponding payouts to each of the Founding NEOs based on these results.

		2015 Annual Incentive Payout
	Perf. (%)	% of Salary	$
Annual Incentive Based on EPS
Douglas F. Bauer	102%	124%	$745,800
Thomas J. Mitchell	102%	124%	$714,725
Michael D. Grubbs	102%	124%	$621,500

Other NEOs

Under our 2015 annual incentive program applicable to each of the other NEOs, the payouts may range from 0% to 200% of the NEO’s target annual incentive opportunity, as follows:

•	Achievement of the threshold goal (75% of the relevant performance goal) would result in a cash bonus equal to 50% of the NEO’s annual incentive target;
•	Achievement of the target goal (100% of the relevant performance goal) would result in a cash bonus equal to 100% of the NEO’s annual incentive target;
•	Achievement of the maximum goal (125% of the relevant performance goal) would result in a cash bonus equal to 200% of the NEO’s annual incentive target;
•	Achievement between the threshold, target and maximum levels would result in payments calculated on a linear one to one increase or decrease; and
•	Achievement below threshold would result in zero incentive payout for the NEO.

With respect to Messrs. Krivanec and Warren, payouts are capped at 10% of the pre-tax income of the respective homebuilding subsidiary for which they have primary responsibility.

The table below compares the other NEOs’ 2014 and 2015 annual incentive targets:

	2014 Annual Incentive Target		2015 Annual Incentive Target(1)
Executive	% of Salary	$	% of Salary	$
Bradley W. Blank	50%	$162,500	60%	$210,000
Glenn J. Keeler	75%	$150,000	75%	$187,500
Kenneth C. Krivanec	75%	$225,874	75%	$225,874
Andrew P. Warren	75%	$242,393	75%	$242,393

For fiscal year 2015, the pre-tax income target goal approved by the Compensation Committee for the Company was $293.9 million.  Actual pre-tax income for fiscal year 2015 was approximately $317.5 million, or 108% of the pre-tax income target goal, as shown in the table below.

The table below presents the results of our 2015 annual incentive programs and the corresponding payouts to each of the other NEOs based on these results.

		2015 Annual Incentive Payout
	Perf. (%)	% of Salary	$
Annual Incentive Based on Pre-tax Income
Bradley W. Blank	108%	79%	$277,200
Glenn J. Keeler	108%	99%	$247,500
Kenneth C. Krivanec	194%	94%	$283,246
Andrew P. Warren	147%	93%	$299,355

Long-Term Incentives

Founding NEOs

As part of the long-term incentive plan for the Founding NEOs, the Compensation Committee granted performance-based RSUs that are tied to three separate goals:

•	rTSR;
•	EPS; and
•	absolute stock price.

The Compensation Committee allocated one-third of the performance-based RSUs granted to each of these performance goals. The Compensation Committee determined the target value of the awards based on the Founding NEO’s responsibilities, skills, experience and contributions.  In addition, for 2015, the Compensation Committee considered the merger transaction with WRECO and the transformation of the Company into one of the largest homebuilders in the country.  To support this transition and the change in the competitive market context for the Company, the Compensation Committee determined to increase substantially the size of equity awards for the Founding NEOs in 2015 as compared to prior years, but with a 100% focus on performance-based equity awards.  The Compensation Committee determined the number of performance-based RSUs awarded to each Founding NEO by dividing the target value by the closing market price of the Company’s common stock on the date of grant.  These performance-based RSU awards were granted pursuant to the Company’s 2013 LTIP.

The Compensation Committee believes exceptional Company performance is required for the Founding NEOs to achieve the maximum performance level for each of the performance goals and that it would be difficult for the Founding NEOs to achieve 100% vesting of the performance-based RSUs.  The difficulty of attaining the performance goals for the performance-based RSUs is inherently uncertain because they are subject to a number of factors beyond the control of the Company and the Founding NEOs, including over-all economic conditions, the performance of the securities markets generally, and other risks and uncertainties that we face, including those described in our annual report on Form 10-K.  Further, we have not previously granted performance-based RSUs and therefore do not have a historical record with respect to the attainment of performance goals.

Relative Total Stockholder Return Component of Performance-Based RSUs.  The Compensation Committee established the various levels of performance required to earn the portion of the performance-based RSUs tied to rTSR based on the Compensation Committee’s view of the difficulty of achieving the rTSR percentile ranks described below.  For the portion of the performance-based RSUs tied to rTSR, vesting may range from 0% to 100% of the awards, as follows:

•	Achievement of the threshold performance level (35th rTSR percentile) would result in vesting of 25% of the performance-based RSUs tied to rTSR;
•	Achievement of the target performance level (50th rTSR percentile) would result in vesting of 50% of the performance-based RSUs tied to rTSR;

•	Achievement of the maximum performance level (75th rTSR percentile and above) would result in vesting of 100% of the performance-based RSUs tied to rTSR;
•

The percentage of the performance-based RSUs tied to rTSR that will vest if the Company’s rTSR percentile is between the threshold, target and maximum performance levels will be determined by straight line interpolation; and

•	Achievement below threshold would result in vesting of zero of the performance-based RSUs tied to rTSR.

The performance period for the performance-based RSUs with vesting based on rTSR is January 1, 2015 to December 31, 2017.  The vesting percentage is determined based on the TSR percentile rank of the Company during the performance period relative to the TSR of the peer group.  See "Peer Group and Market Data" above.  The Compensation Committee may make adjustments to the peer group based on developments that occur during the performance period, such as removing from the peer group any company no longer existing as an independent entity or that has announced it is being acquired.  TSR is determined based on changes in stock price plus dividends paid during the applicable performance period.

Earnings Per Share Component of Performance-Based RSUs.  The Compensation Committee established the various levels of performance required to earn the portion of the performance-based RSUs tied to EPS based on the Company’s projections and the Board of Directors’ expectations regarding projected EPS levels at the time the award was made.  For the portion of the performance-based RSUs tied to EPS, vesting may range from 0% to 100% of the awards, as follows:

•	Achievement of the threshold performance level (75% of EPS goal) would result in vesting of 25% of the performance-based RSUs tied to EPS;
•	Achievement of the target performance level (100% of EPS goal) would result in vesting of 50% of the performance-based RSUs tied to EPS;
•	Achievement of the maximum performance level (125% of EPS goal) would result in vesting of 100% of the performance-based RSUs tied to EPS;
•

The percentage of the performance-based RSUs tied to EPS that will vest if the Company’s EPS is between the threshold, target and maximum performance levels will be determined by straight line interpolation; and

•	Achievement below threshold would result in vesting of zero of the performance-based RSUs tied to EPS.

The performance period for the performance-based RSUs with vesting based on EPS is January 1, 2015 to December 31, 2017.  The vesting percentage is determined based on the cumulative EPS for the performance period, which is the sum of the fully diluted EPS of the Company during the performance period.

Absolute Stock Price Component of Performance-Based RSUs.  For the portion of the performance-based RSUs tied to absolute stock price, vesting may range from 0% to 100% of the awards, as follows:

•	If the Company’s absolute stock price exceeds the threshold performance level on any date during the performance period, 25% of the performance-based RSUs tied to absolute stock price would vest;
•	If the Company’s absolute stock price exceeds target performance level on any date during the performance period, 50% of the performance-based RSUs tied to absolute stock price would vest;
•	If the Company’s absolute stock price exceeds maximum performance level on any date during the performance period, 100% of the performance-based RSUs tied to absolute stock price would vest; and

•

If the Company’s absolute stock price does not exceed the threshold performance level on any date during the performance period, zero of the performance-based RSUs tied to absolute stock price would vest.

The performance period for the performance-based RSUs with vesting based on absolute stock price is January 1, 2016 to December 31, 2017.  Absolute stock price is calculate as the average closing price per share of the Company’s common stock as reported by the New York Stock Exchange for each of the trading days in the sixty (60) calendar day period ending on and including any relevant date.

The target value of the long-term incentive awards for the Founding NEOs granted in 2015 was as follows:

	2015 Target Long-term Incentive Awards(1)
Executive	Performance- Based RSUs	Time-Vested RSUs	Total
Douglas F. Bauer	$3,000,000	—	$3,000,000
Thomas J. Mitchell	$2,800,000	—	$2,800,000
Michael D. Grubbs	$2,000,000	—	$2,000,000

__________

(1)	The number of performance-based RSUs awarded to each Founding NEO was determined by dividing the dollar amount by the closing market price of the Company’s common stock on the date of grant.

Other NEOs

Similar to 2014, the Compensation Committee granted solely awards of time-vested RSUs to the other NEOs in order to align the interests of these NEOs with those of our stockholders by rewarding stock price appreciation and enhance retention.  The 2015 time-vested RSU awards promote executive officer retention by vesting annually as to one-third of each award over a three-year period.

The value of the awards were based on recommendations made by our CEO to the Compensation Committee after evaluation of each such NEO’s responsibilities, skills, experience, and contributions, and relevant market information.  The Compensation Committee granted these NEOs long-term incentive awards as follows:

	2015 Target Long-term Incentive Awards(1)
Executive	Performance-Based RSUs	Time-Vested RSUs	Total
Bradley W. Blank	—	$200,000	$200,000
Glenn J. Keeler	—	$200,000	$200,000
Kenneth C. Krivanec	—	$260,000	$260,000
Andrew P. Warren	—	$264,000	$264,000

__________

(1)	The number of performance-based RSUs awarded to each Founding NEO was determined by dividing the dollar amount by the closing market price of the Company’s common stock on the date of grant.

2016 NEO Pay Programs

The Compensation Committee made a number of changes to executive pay for 2016 to continue the process of aligning pay practices with other large homebuilders.  The Compensation Committee took the following actions with respect to 2016 compensation matters:

•

Base Salary.  The Compensation Committee approved 2016 base salary increases for Messrs. Bauer, Mitchell, Grubbs, Blank, and Keeler of $100,000, $100,000, $50,000, $35,000 and $10,000, respectively, based on competitive market practices for executive officers in similar roles.

•

Annual Incentive Program.  The Compensation Committee approved 2016 target annual incentive percentages for Messrs. Bauer, Mitchell, Grubbs, Blank, and Keeler of 140%, 140%, 120%, 70% and 75% of base salary, respectively.  The payout amounts, if any, may range from 0% to 200% and will be based on the Company’s achievement of specified pre-tax income amounts and will be calculated based on percentages of each officer’s target.

•	Long-Term Incentive Program.

The Compensation Committee structured the 2016 long-term incentive program for the Founding NEOs to be 60% performance-based RSUs (at target performance) and 40% time-based RSUs.  This mix of performance-based and time-based incentives is consistent with peers and balances performance and retention objectives.  The performance metric selected for the performance-based RSUs is total stockholder return (TSR), with vesting based on the Company’s TSR relative to our peer group and our attainment of a TSR greater than zero during the performance period, which the Compensation Committee believes rewards appropriately for Company performance over time and aligns the executive’s interests with those of our stockholders.

The long-term incentive awards for Messrs. Blank and Keeler are 100% time-based RSUs as these executives have less direct responsibility and impact over driving total stockholder return.  The award values for Messrs. Blank and Keeler reflect individual performance and contributions.

Performance-based RSUs

The Compensation Committee awarded 297,426, 285,986 and 125,834 performance-based RSUs to Messrs. Bauer, Mitchell and Grubbs, respectively.  The number of performance-based RSUs awarded represents the maximum number of awards that may vest.  The vesting, if at all, of these performance-based RSUs may range from 0% to 100% and will be based on the Company’s percentage attainment of specified threshold, target and maximum performance goals.  At target performance, 50% of these awards will vest.

The percentage of these performance-based RSUs that vest will be determined by comparing the Company’s TSR to the TSRs of our peer group.  The performance period for these performance-based RSUs is January 1, 2016 to December 31, 2018.  These performance-based RSUs will not vest if the Company’s TSR from January 1, 2016 to December 31, 2018 is not a positive number.  If no units are vested on December 31, 2018 because the Company’s TSR is not positive, the executive will thereafter become vested in the award units, or portion thereof, that would have otherwise vested based on the relative performance metric if on any day after December 31, 2018 and on or before December 31, 2020, the Company’s total stockholder return is greater than zero and the executive is employed by the Company on that date.  If the performance-based RSUs have not vested on or before December 31, 2020, these performance-based RSUs shall be cancelled and forfeited for no consideration.

Time-vested RSUs

The Compensation Committee also awarded 99,142, 95,328, 41,944, 27,645 and 19,351 time-vested RSUs to Messrs. Bauer, Mitchell, Grubbs, Blank and Keeler, respectively, vesting one-third each year beginning on the first anniversary of the grant date of the award units.

The target total annual compensation of our current executive officers for 2016 is as follows:

2016 Total Target Compensation by Element
Executive	Base Salary	Target Annual Incentive	Target Long-term Incentive	Total
Douglas F. Bauer	$700,000	$980,000	$2,600,000	$4,280,000
Thomas J. Mitchell	$675,000	$945,000	$2,500,000	$4,120,000
Michael D. Grubbs	$550,000	$660,000	$1,100,000	$2,310,000
Bradley W. Blank	$385,000	$269,500	$290,000	$944,500
Glenn J. Keeler	$260,000	$195,000	$203,000	$658,000

For comparison, the target total annual compensation of our current executive officers for 2015 was as follows:

2015 Total Target Compensation by Element
Executive	Base Salary	Target Annual Incentive	Target Long-term Incentive	Total
Douglas F. Bauer	$600,000	$660,000	$3,000,000	$4,260,000
Thomas J. Mitchell	$575,000	$633,000	$2,800,000	$4,008,000
Michael D. Grubbs	$500,000	$550,000	$2,000,000	$3,050,000
Bradley W. Blank	$350,000	$210,000	$200,000	$760,000
Glenn J. Keeler	$250,000	$187,500	$200,000	$637,500

Other Compensation Programs and Policies

Severance and Change in Control Benefits

In November 2015, we entered into new employment agreements with each of the Founding NEOs.  These employment agreements supersede the employment agreements previously entered into with each of the Founding NEOs.  These agreements govern the treatment of each Founding NEO upon a termination of employment, among other considerations, and have an initial term expiring on November 19, 2018.  The change in control component of these agreements reflects our belief that the interests of stockholders will be best served if the interests of the Founding NEOs are aligned with the stockholders, and that providing change in control benefits should eliminate or at least reduce disincentives to pursue potential change in control transactions that may be in the best interests of stockholders.

In February 2016, we entered into severance and change in control protection agreements with each of Messrs. Blank and Keeler.  These agreements govern the treatment of each of Messrs. Blank and Keller upon a termination of employment, including in connection with a change in control, and have an initial term expiring on February 26, 2019.

See the "Executive Compensation – Potential Payments Upon Termination or Change in Control" section of this proxy statement for further information regarding the severance and change in control provisions of these agreements and a quantification of the compensation to be received in the event of a change in control or termination of the NEOs’ employment as of December 31, 2015.

Benefits

Our NEOs participate in retirement and benefit plans generally available to our, and on the same terms as, other employees. These benefits include a 50% match on their 401(k) contributions up to $7,650 as well as medical, vision, dental, employee assistance program, life insurance and long-term disability coverage.  We also provide certain of our NEOs with a car allowance, an automobile insurance policy, reimbursement of life insurance premiums and reimbursement of club membership dues.

Stock Ownership Guidelines

Our Board of Directors has adopted the following stock ownership guidelines:

Executive Position	Ownership Guideline
CEO	5 times base salary
COO	5 times base salary
CFO	3 times base salary
Corporate vice presidents	1 times base salary
Presidents of homebuilding subsidiaries	1 times base salary

Executive officers have five years from the date on which they become subject to the guidelines to satisfy the applicable guideline level. For the purposes of these guidelines, ownership includes shares beneficially owned and vested and unvested restricted stock, RSU awards and performance share awards.  Unexercised options, whether vested or not, do not count as stock "owned" under these guidelines.  If a participant is not in compliance with the applicable guideline, he or she is required to retain 60% of shares earned net of taxes from any of our incentive plans until he or she is in compliance with the guidelines.

No Hedging of Company Stock

As described further in the our policy on insider trading, all directors, officers, and other employees are prohibited from entering into transactions which have the effect of hedging the economic value of any direct or indirect interests of the person in our common equity.

Tax Deductibility; Section 162(m)

As a publicly-traded company, we are subject to Section 162(m) of the Internal Revenue Code which limits our ability to deduct for U.S. income tax purposes compensation in excess of $1 million paid to our CEO and three other most highly compensated officers (other than our CFO) unless the compensation is performance-based under Section 162(m). The Compensation Committee considers tax deductibility to be an important, but not the sole, or primary, consideration in setting executive compensation. Because the Compensation Committee also recognizes the need to maintain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when necessary to enable us to continue to attract, retain, and motivate talented executive officers, it reserves the authority to approve potentially non-deductible compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

Based on such review and discussion with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10‑K for the year ended December 31, 2015.

Respectfully submitted by:

THE COMPENSATION COMMITTEE OF THE TRI POINTE BOARD OF DIRECTORS

Constance B. Moore, Compensation Committee Chair

Kristin F. Gannon

Steven J. Gilbert

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth the beneficial ownership of our common stock as of April 11, 2016 by (i) each of our directors, (ii) each of the executive officers named in the table entitled "Fiscal 2015 Summary Compensation Table", (iii) all of our directors and current executive officers as a group and (iv) each person known by us to be the beneficial owner of 5% or more of our outstanding common stock.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.  The number of securities shown represents the number of securities the person "beneficially owns," as determined by the rules of the SEC.  The SEC has defined "beneficial" ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power.  A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement.  Except as noted below, the address for all beneficial owners in the table below is 19540 Jamboree Road, Suite 300, Irvine, California 92612.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage(2)
Directors and Executive Officers:
Douglas F. Bauer(3)	1,028,170	*
Lawrence B. Burrows	24,812	*
Daniel S. Fulton(4)	46,349	*
Kristin F. Gannon	16,276	*
Steven J. Gilbert	31,788	*
Christopher D. Graham	16,276	*
Constance B. Moore	36,276	*
Thomas B. Rogers	32,777	*
Barry S. Sternlicht(5)	12,002,181	7.4%
Bradley W. Blank	5,154	*
Michael D. Grubbs(6)	914,526	*
Glenn J. Keeler	7,286	*
Kenneth C. Krivanec**	60,369	*
Thomas J. Mitchell(7)	1,155,687	*
Andrew P. Warren **	145,011	*
All directors and current executive officers as a group (13 persons)	15,317,559	9.4%
5% or more Stockholders:
VIII/TPC Holdings, L.L.C. ("Starwood Fund")(5)(8)	11,985,905	7.4%
BlackRock, Inc.(9)(10)	17,944,377	11.1%
Deutsche Bank AG(9)(11)	8,597,726	5.3%
Hotchkis and Wiley Capital Management, LLC(9)(12)	8,393,572	5.2%
The Vanguard Group(9)(13)	10,004,046	6.2%

__________

*	Represents less than 1% of the number of shares of our common stock outstanding.
**	Messrs. Holder and Warren were executive officers for only part of the year and are not current executive officers. See "Executive Compensation."
(1)

Beneficial ownership includes the following shares that the directors and executive officers could acquire by exercising stock options on or within 60 days of April 11, 2016: Mr. Bauer: 129,301; Mr. Gilbert: 3,699; Mr. Grubbs: 127,539; Mr. Krivanec: 52,011; Mr. Mitchell: 128,421; and Mr. Warren: 129,690. For each of Messrs. Burrows, Fulton, Gilbert, Graham, Rogers and Sternlicht and Mses. Gannon and Moore, the beneficial ownership also includes 8,625 RSUs that vest on or within 60 days of April 11, 2016. For all directors and current executive officers as a group, these stock options and RSUs represent an aggregate of 457,968 shares.

(2)

The percentages are calculated based on 162,048,087 shares of our common stock outstanding as of April 11, 2016. For each person, separately, his or her percentage is calculated by including his or her options and RSUs set forth in Footnote (1) above in both the numerator and denominator, and for the directors and current executive officers as a group, the percentage is calculated by including the 457,968 stock options and RSUs set forth in Footnote (1) above in both the numerator and denominator.
(3)	Amount includes 882,104 shares are held in a custodial account for the benefit of Mr. Bauer’s immediate family.
(4)

Amount includes 30,073 shares held in a joint account with Mr. Fulton’s spouse.  Mr. Fulton has sole voting and dispositive power with respect to 16,276 shares and shared voting and dispositive power with respect to 30,073 shares.

(5)

Barry S. Sternlicht has sole voting power with respect to 16,276 shares, shared voting power with respect to 11,985,905 shares, sole dispositive power with respect to 16,276 shares and shared dispositive power with respect to 11,985,905 shares.  The Starwood Fund has sole voting power with respect to 0 shares, shared voting power with respect to 11,985,905 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 11,985,905 shares.  VIII Management L.P. has sole voting power with respect to 0 shares, shared voting power with respect to 11,985,905 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 11,985,905 shares.  VIII-J Management L.P. has sole voting power with respect to 0 shares, shared voting power with respect to 11,985,905 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 11,985,905 shares.  The Starwood Fund is managed by VIII Management L.P. and VIII-J Management L.P., which are owned affiliates of Starwood Capital Group.  Barry Sternlicht is the controlling partner of Starwood Capital Group, and may be deemed to share voting power and investment control over the shares of our common stock held by the Starwood Fund.  Mr. Sternlicht disclaims beneficial ownership of the shares of our common stock held by the Starwood Fund except to the extent of any pecuniary interest therein.  On September 4, 2014, the Starwood Fund informed us that it had pledged 11,985,905 shares of our common stock as collateral in connection with a margin loan in lieu of selling or otherwise distributing the pledged shares to monetize its investment in us.  We are not a party to the loan documents.

(6)	Amount includes 770,865 shares are held in a custodial account for the benefit of Mr. Grubbs’s immediate family.
(7)	Amount includes 1,010,822 shares are held in a custodial account for the benefit of Mr. Mitchell’s immediate family.
(8)

The address for this entity is 591 West Putnam Ave., Greenwich, CT 06830.  We have been advised that the Starwood Fund is an affiliate of a broker-dealer.  We have also been advised that the Starwood Fund acquired its investment in the Company in the ordinary course of business, not for resale, and that it did not have, at the time of purchase, any agreements or understandings, directly or indirectly, with any person to distribute the common stock.

(9)	The beneficial ownership figures for the 5% or more stockholders were taken from their respective Schedule 13G or Schedule 13G/A filings with the SEC.
(10)

According to the Schedule 13G/A filed on January 8, 2016, BlackRock, Inc. has sole voting and sole dispositive power with respect to 17,578,670 and 17,944,377 shares respectively.  Its address is 55 East 52nd Street, New York, NY 10022.

(11)

According to the Schedule 13G/A filed on February 16, 2016, Deutsche Bank AG has sole voting and sole dispositive power with respect to 8,597,626 shares.  Its address is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany.

(12)

According to the Schedule 13G filed on February 12, 2016, Hotchkis and Wiley Capital Management, LLC has sole voting power with respect to 7,760,372 shares and sole dispositive power with respect to 8,393,572 shares.  Its address is 725 S. Figueroa Street 39th Fl., Los Angeles, CA 90017.

(13)

According to the Schedule 13G/A filed on February 11, 2016, The Vanguard Group has sole voting power with respect to 205,956 shares, sole dispositive power with respect to 9,799,090 shares, shared voting power with respect to 8,300 shares, and shared dispositive power with respect to 204,956 shares.  Its address is 100 Vanguard Blvd., Malvern, PA 19355.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2015, with respect to our equity compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	5,180,180	$8.16	(1)	9,565,094
Equity compensation plans not approved by security holders	—	—		—
Total	5,180,180	$8.16	(1)	9,565,094

__________

(1)

This weighted-average exercise price includes outstanding RSUs that can be exercised for no consideration, resulting in a reduced price.  The weighted-average exercise price of outstanding options, excluding those RSUs that can be exercised for no consideration, is $13.12.  At December 31, 2015, there were 3,023,132 shares of our common stock to be issued upon the exercise of outstanding options and vesting of RSUs that we assumed in connection with our merger transaction with WRECO during the year ended December 31, 2014.  The weighted-average exercise price of these assumed options and RSUs was $11.53 at December 31, 2015.  The weighted-average exercise price of these assumed options, excluding those RSUs that can be exercised for no consideration, was $12.54 at December 31, 2015.

EXECUTIVE COMPENSATION

Fiscal 2015 Summary Compensation Table

The following table summarizes information regarding the compensation awarded to, earned by or paid to Mr. Douglas Bauer, Chief Executive Officer, Mr. Thomas Mitchell, President and Chief Operating Officer, Mr. Michael Grubbs, Chief Financial Officer and Treasurer, Mr. Bradley Blank, Vice President, General Counsel and Secretary, Mr. Glenn J. Keeler, Vice President and Chief Accounting Officer, Mr. Kenneth C. Krivanec, President of Quadrant Homes, and Mr. Andrew P. Warren, President of Maracay Homes.  These individuals are referred to in this section as our named executive officers or NEOs.  Messrs. Blank and Keeler became executive officers in 2014.  On November 3, 2015, our Board of Directors reevaluated our organizational structure and determined that the presidents of our homebuilding subsidiaries, including Messrs. Krivanec and Warren, were not executive officers of the Company.  The executive officer status for the presidents of our homebuilding subsidiaries was a legacy of the WRECO merger transaction completed in 2014 and the reclassification reflected a rationalization of our executive officer group rather than any change in authority or status.  These former executive officers remain employed as presidents of their respective homebuilding subsidiaries.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Douglas F. Bauer Chief Executive Officer	2015	580,769	—	3,120,788	—	745,800(2)	20,640(3)	4,467,997
	2014	500,000	150,000	499,993	499,999	415,500	20,220	2,085,712
	2013	410,000	100,000	349,996	650,003	410,000	12,180	1,932,179
Thomas J. Mitchell President and Chief Operating Officer	2015	555,769	—	2,912,740	—	714,725(2)	7,710(4)	4,190,944
	2014	475,000	150,000	487,493	487,502	394,725	7,710	2,002,430
	2013	400,000	100,000	349,996	650,003	400,000	7,710	1,907,709
Michael D. Grubbs Chief Financial Officer and Treasurer	2015	490,385	—	2,080,525	—	621,500(2)	5,850(4)	3,198,260
	2014	450,000	150,000	474,994	474,996	373,950	7,704	1,931,644
	2013	400,000	100,000	349,996	650,003	400,000	8,528	1,908,527
Bradley W. Blank VP – General Counsel Officer	2015	345,192	—	200,000	—	277,200(2)	—	822,392
	2014	306,250	—	99,995	—	162,500	—	568,745
Glenn J. Keeler VP – Chief Accounting Officer	2015	240,385	—	200,000	—	247,500(2)	—	687,885
	2014	200,000	50,000	124,994	—	200,000	—	574,994
	2013	148,077	—	—	—	96,250	—	244,327
Kenneth C. Krivanec(5) President – Quadrant Homes	2015	308,365	—	260,000	—	283,246(2)	—	851,611
	2014	141,164	—	—	—	—	—	141,164
Andrew P. Warren(5) President – Maracay Homes	2015	332,430	—	264,000	—	299,355(2)	—	895,785
	2014	152,195	—	—	—	—	—	152,195

__________

(1)

In accordance with SEC rules, the amount shown is the aggregate grant date fair value for awards granted during the fiscal year calculated in accordance with FASB ASC Topic 718.  The grant date fair value of performance-based RSU awards is the target payout based on the probable outcome of the performance-based conditions, determined as of the grant date.  The maximum potential payout for the performance-based RSU awards is 200% of the target award on the grant date.  The maximum values of the performance-based RSU awards for 2015 determined as of the date of grant for Messrs. Bauer, Mitchell and Grubbs would be $6.0 million, $5.6 million and $4.0 million, respectively.  No performance-based RSU awards were made in 2015 to our other NEOs.  Amounts shown do not reflect compensation actually received or that may be realized in the future by the executive officer.  For a discussion of the assumptions relating to the valuation of the awards, please see Note 16.  Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2015.

(2)	Represents the amount earned under our 2015 non-equity incentive compensation cash bonus plan, as described in further detail above in "Compensation Discussion & Analysis."
(3)	Represents the amount paid by us in 2015 for club membership dues for the named executive officer ($17,460) and the reimbursement of life insurance premiums ($3,180).

(4)	Represents the reimbursement of life insurance premiums for the named executive officer.
(5)	Includes only compensation awarded, earned or paid to the named executive officer after completion of the WRECO merger transaction in July 2014.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas F. Bauer	3/9/2015	495,000	660,000	1,320,000	102,951	205,902	411,804	—	—	N/A	3,120,788
Thomas J. Mitchell	3/9/2015	474,375	632,500	1,265,000	96,088	192,176	384,351	—	—	N/A	2,912,740
Michael D. Grubbs	3/9/2015	412,500	550,000	1,100,000	68,634	137,268	274,536	—	—	N/A	2,080,525
Bradley W. Blank	3/5/2015	157,500	210,000	420,000				13,360	—	N/A	200,000
Glenn J. Keeler	3/5/2015	140,625	187,500	375,000				13,360	—	N/A	200,000
Kenneth C. Krivanec	3/5/2015	169,500	226,000	452,000				17,368	—	N/A	260,000
Andrew P. Warren	3/5/2015	181,500	242,000	484,000				17,635	—	N/A	264,000

__________

(1)

In accordance with SEC rules, the amount shown is the aggregate grant date fair value for awards granted during the fiscal year calculated in accordance with FASB ASC Topic 718.  The grant date fair value of performance-based RSU awards is the target payout based on the probable outcome of the performance-based conditions, determined as of the grant date.  The maximum potential payout for the performance-based RSU awards is 200% of the target award as of the grant date.  No performance-based RSU awards were made in 2015 to our other NEOs.  Amounts shown do not reflect compensation actually received or that may be realized in the future by the executive officer. For a discussion of the assumptions relating to the valuation of the awards, please see Note 16.  Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2015.

Employment Agreements and Performance-Based RSU Awards

In November 2015, we entered into new employment agreements with each of Messrs. Bauer, Mitchell and Grubbs.  These employment agreements supersede the employment agreements previously entered into with each of these three executives.  Each employment agreement has an initial term of three years and on the third anniversary date (and each annual anniversary date thereafter) will be automatically extended for one additional year unless either party provides the other with at least 60 days' prior written notice of non-renewal.  If a "change in control" (as defined in the agreement) occurs during the initial or extended term, then the term will continue for not less than 18 months beyond the month in which the change in control occurs.  Both parties have the right to terminate the executive's employment at any time, with or without cause, and with or without prior notice.

The employment agreements with each of Messrs. Bauer, Mitchell and Grubbs provide that upon termination of employment, each executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued and unpaid vacation and annual bonus.  Upon either an "involuntary termination without cause" (as defined in the agreement) or a voluntary termination for a "good reason" (as defined in the agreement), the executive, subject to his delivery of a release of claims, will also be entitled to receive specified severance benefits.  If a covered termination occurs prior to, or more than 18 months after a "change in control" (as defined in the agreement), Messrs. Bauer, Mitchell and Grubbs will be entitled to receive 2, 1.5, and 1.5, respectively, times the sum of his annual base salary plus the average of the greater of (i) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (ii) the target annual bonus for the year in which the termination occurs.  If a covered termination occurs during the 18-month period commencing on a change in control, then the multiplier will be 3 with respect to Mr. Bauer, and 2.5 with respect to Messrs. Mitchell and Grubbs.  In either case and if the executive elects continued healthcare coverage under COBRA, the Company will also directly pay, or reimburse the executive for, the premium for his and his covered dependents through the earlier of (i) the 18 month anniversary of the date of his termination of employment, and (ii) the date he and his covered dependents become eligible for healthcare coverage under another employer's plan(s).  In the event that the executive’s employment is terminated due to "death or disability" (as defined in the agreement), the executive or his beneficiaries or estate will be entitled to receive a pro-rata portion of his annual bonus for the fiscal year.

The employment agreements also provide for, among other things:

•

an annual base salary equal to $600,000 (Mr. Bauer); $575,000 (Mr. Mitchell), and $500,000 (Mr. Grubbs), subject to increase in the discretion of our Board of Directors or a committee of our Board of Directors;

•	eligibility for annual cash performance bonuses targeted at 110% of the executive's base salary on terms and conditions determined by our Board of Directors or a committee of our Board of Directors;
•	eligibility to receive stock options and other equity incentive grants as determined by our Board of Directors or a committee of our Board of Directors; and
•

entitlement to all rights and benefits to which the executive is entitled under our benefits and compensation practices that are in effect from time to time and provided to our executive employees generally, as well as benefits provided to the executive consistent with past practices; provided we are not obligated to adopt or maintain any benefits or compensation practices at any time.

The employment agreements contain non-competition provisions and non-solicitation provisions that apply during the term of the agreements and for one year after the termination of the executive's employment for any reason.  However, the post-employment non-competition provisions do not apply and will not be enforced in California or other states where such restrictive covenants are not permitted.

In 2015, we awarded 411,804, 384,351, and 274,536 performance-based RSUs to Messrs. Bauer, Mitchell and Grubbs, respectively.  The Compensation Committee established three separate performance goals for these awards – relative total stockholder return, earnings per share, and stock price.  The Compensation Committee allocated one-third of the performance-based RSUs granted to each of these performance goals.  The amounts awarded represent the maximum number of RSU awards that may vest (200% of the target award).  Vesting, if at all, will in each case be based on the percentage attainment of the applicable goal.  The Company's relative total stockholder return will be compared to a peer group of homebuilders.  The performance periods for the RSUs with vesting based on relative total stockholder return and earnings per share are January 1, 2015 to December 31, 2017.  The performance period for the RSUs with vesting based on stock price is January 1, 2016 to December 31, 2017.

Potential Payments Upon Termination or Change in Control

The employment agreements with each of Messrs. Bauer, Mitchell and Grubbs provide for certain payments upon either termination of employment or a change-in-control, as described in "—Employment Agreements and Performance-Based RSU Awards" above.

In February 2016, the Company entered into severance and change in control protection agreements with each of Messrs. Blank and Keeler.  Each agreement has an initial term of three years and on the third anniversary date (and each annual anniversary date thereafter) will be automatically extended for one additional year unless either the executive or the Company gives written notice of non-renewal.  If a "change in control" (as defined in the agreement) occurs during the initial or extended term, then the term will continue for not less than 18 months beyond the month in which the change in control occurs.  The severance and change in control protection agreements shall not be deemed to create a contract of employment between the Company and the executive, and both the Company and the executive will have the right to terminate the executive's employment at any time, with or without cause, and with or without prior notice.

The severance and change in control protection agreements with each of Messrs. Blank and Keeler provide that upon termination of employment, each executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued and unpaid vacation and annual bonus.  Upon either an "involuntary termination without cause" (as defined in the agreement) or a voluntary termination for a "good reason" (as defined in the agreement), Messrs. Blank and Keeler, subject to his delivery of a release of claims, will be entitled to receive the sum of his annual base salary plus the greater of (i) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (ii) the target annual bonus for the year in which the termination occurs.  In either case and if the executive elects continued healthcare coverage under COBRA, the Company will also directly pay, or reimburse the executive for, the premium for his and his covered dependents through the earlier of (i) the one year anniversary of the date of his termination of employment, and (ii) the date he and his covered dependents become eligible for healthcare coverage under another employer's plan(s).  In the event that the executive's employment is terminated due to "death or disability" (as defined in the agreement), the executive or his beneficiaries or estate will be entitled to receive a pro-rata portion of his annual bonus for the fiscal year.

We do not have written employment or severance agreements with our other NEOs that provide for payments upon either a termination of employment or a change in control.

Our 2013 LTIP provides that upon a "change in control" (as defined in the 2013 LTIP), our Board of Directors may, in its discretion, determine whether some or all outstanding options and stock appreciation rights will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSU awards will be deemed satisfied.

The performance-based RSU awards granted to Messrs. Bauer, Mitchell and Grubbs in 2015 include change in control provisions which are summarized as follows:

Performance-based RSUs with vesting based on total stockholder return and earnings per share.  In the event a change in control occurs before December 31, 2017, the performance period will terminate on closing of the change in control transaction and the following provisions will apply:

•

If (i) the closing of the change in control transaction occurs on or before January 1, 2016, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, 50% of the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control.

•

If (i) the closing of the change in control transaction occurs on or before January 1, 2016, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, 50% of the RSUs granted pursuant to the award may vest as follows:  if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2017, 50% of the RSUs granted will become fully vested as of December 31, 2017; or (b) if the executive suffers a "qualifying termination" (as defined in the award agreement) before December 31, 2017, 50% of the RSUs granted will become vested on the effective date of the qualifying termination..

•

If (i) the closing of the change in control transaction occurs after January 1, 2016, (ii) the executive remains continuously employed by us through the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon closing of the change in control transaction or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control, but only with respect to a number of RSUs equal to the "change in control units" (as defined in the award agreement).

•

If (i) the closing of the change in control transaction occurs after January 1, 2016, (ii) the executive remains continuously employed by us through the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award may become vested, but only with respect a number of RSUs equal to the change in control units (as defined in the award agreement), as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2017, the change in control units will become fully vested as of December 31, 2017; or (b) the executive suffers a qualifying termination before December 31, 2017 and the executive remains continuously employed by us or our successor-in-interest or an affiliate through the date of the qualifying termination, the change in control units will become vested on the effective date of the qualifying termination.

Performance-based RSUs with vesting based on stock price.  In the event that a change in control occurs after January 1, 2016 but prior to December 31, 2017, the following provisions will apply:

•

If (i) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (ii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, all RSUs granted pursuant to the award will vest as of the date of the closing of the change in control.

•

If (i) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (ii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, all of the RSUs granted pursuant to the award may become vested as follows:  if (a) the holder remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2017, all of the RSUs granted will become fully vested as of December 31, 2017; or (b) if the executive suffers a qualifying termination (as defined in the award agreement) before December 31, 2017, all of the RSUs granted will become vested upon the effective date of that qualifying termination.

The following table shows the estimated potential payments upon termination of employment or a change in control for the NEOs.  The table assumes that (i) the triggering event took place on December 31, 2015, the last business day of our fiscal 2015; (ii) except in the case of termination for cause by the Company and termination by executive without good reason, our Board of Directors determines that all outstanding options would become exercisable; (iii) except in the case of termination for cause by the Company, termination by executive without good reason and death or disability, our Compensation Committee would accelerate all time-vested RSUs that remain unvested; (iv) the intrinsic value of equity vesting acceleration is computed, (a) in the case of unexercised options, by multiplying the difference between the exercise prices of the unexercised options and the market price of our common stock on December 31, 2015 ($12.67) by the number of unexercised options and, (b) in the case of unvested RSUs, by multiplying the market price of our common stock on December 31, 2015 ($12.67) by the number of unvested RSUs; (v) in the case of death or disability, a performance incentive bonus was earned under our 2015 annual incentive plan at the level set forth in the Summary Compensation table for each individual; (vi) in the case of Messrs. Bauer, Mitchell and Grubbs, the executive elects to receive continued healthcare coverage pursuant to the provisions of COBRA for 18 months using rates of approximately $2,000 per month; and (vii) in the case of Messrs. Bauer, Mitchell and Grubbs, the executive remains continuously employed by us through the date of closing of the change in control transaction, the award is not assumed in full by the acquiring or successor company or its affiliate or otherwise continued in full force and effect, and the change in control transaction closed on December 31, 2015.  The Company and the affected executives may, depending upon the circumstances, negotiate for different payments that may be higher or lower than those described in the table.  Amounts to be provided to an executive under arrangements that do not discriminate in scope, terms or operation in favor of our executive officers and are available to all salaried employees are not included in the following table in accordance with SEC regulations.

Name	Payments and Benefits	Involuntary Termination For Cause or Voluntary Termination Other Than for Good Reason ($)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason ($)	Change in Control Without Termination ($)	Change in Control With Voluntary Termination for Good Reason or Involuntary Termination Without Cause ($)	Death or Disability ($)
Douglas F. Bauer	Severance	—	2,520,000	—	3,780,000	745,800
	Equity awards	—	—	2,087,319	2,087,319	502,469
	Health benefits	—	36,000	—	36,000	—
	Total	—	2,556,000	2,087,319	5,903,319	1,248,269
Thomas J. Mitchell	Severance	—	1,811,250	—	3,018,750	714,725
	Equity awards	—	—	1,964,838	1,964,838	468,972
	Health benefits	—	36,000	—	36,000	—
	Total	—	1,847,250	1,964,838	5,019,588	1,183,697
Michael D. Grubbs	Severance	—	1,609,088	—	2,681,813	621,500
	Equity awards	—	—	1,494,528	1,494,528	334,979
	Health benefits	—	36,000	—	36,000	—
	Total	—	1,645,088	1,494,528	4,212,340	956,479
Bradley W. Blank	Severance	—	6,731	—	6,731	247,500
	Equity awards	—	—	221,510	221,510	—
	Health benefits	—	—	—	—	—
	Total	—	6,731	221,510	228,240	247,500
Glenn J. Keeler	Severance	—	9,615	—	9,615	277,200
	Equity awards	—	—	245,139	245,139	—
	Health benefits	—	—	—	—	—
	Total	—	9,615	245,139	254,755	277,200
Kenneth C. Krivanec	Severance	—	150,583	—	150,583	283,246
	Equity awards	—	17,649	381,582	381,582	17,649
	Health benefits	—	—	—	—	—
	Total	—	168,232	381,582	532,165	300,895
Andrew P. Warren	Severance	—	99,443	—	99,443	299,355
	Equity awards	—	19,788	436,520	436,520	19,788
	Health benefits	—	—	—	—	—
	Total	—	119,231	436,520	535,963	319,143

The above table does not give effect to: (i) payments to Messrs. Blank and Keeler pursuant to the severance and change in control protection agreements entered into in February 2016; and (ii) performance-based and time vested RSUs awarded to our NEOs in February 2016.

The forgoing descriptions of the 2015 performance-based RSU awards, the employment agreements and the severance and change in control protection agreements are summaries only and are not complete.  The full text of these agreements and award agreements are included as exhibits to our current reports filed on Form 8-K with the SEC on March 11, 2015, November 20, 2015 and March 2, 2016, respectively.

Outstanding Equity Awards as of December 31, 2015

The following table provides information regarding the equity awards held by the NEOs as of December 31, 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Douglas F. Bauer	62,711	31,356(1)	17.00	1/30/2023
	17,618	35,236(2)	16.17	4/7/2024
							6,862(3)	86,942
							20,615(4)	261,192
							102,951(5)	1,304,389
Thomas J. Mitchell	62,711	31,356(1)	17.00	1/30/2023
	17,177	34,356(2)	16.17	4/7/2024
							6,862(3)	86,942
							20,099(4)	254,654
							96,088(5)	1,217,432
Michael D. Grubbs	62,711	31,356(1)	17.00	1/30/2023
	16,737	33,474(2)	16.17	4/7/2024
							6,862(3)	86,942
							19,584(4)	248,129
							68,634(5)	869,593
Bradley W. Blank							4,123(4)	52,238
							13,360(6)	169,271

Glenn J. Keeler							834(7)	10,567
							5,154(4)	65,301
							13,360(6)	169,271
Kenneth C. Krivanec	12,885	—(8)	14.4	2/11/2017
	—	5,883(9)	9.67	2/8/2022
	11,609	11,608(10)	14.47	2/13/2023
	7,915	23,745(11)	14.29	2/12/2024
							1,891(12)	23,959
							3,631(13)	46,005
							7,227(14)	91,566
							17,368(6)	220,053
Andrew P. Warren	31,542	—(15)	7.01	2/10/2020
	26,383	—(16)	11.45	2/9/2021
	19,787	6,596(9)	9.67	2/8/2022
	16,183	16,184(10)	14.47	2/13/2023
	10,553	31,661(11)	14.29	2/12/2024
							2,119(12)	26,848
							5,063(13)	64,148
							9,636(14)	122,088
							17,635(6)	223,435

__________

(1)	1/30/2013 stock option grant; the remaining award vested 1/30/2016.
(2)	4/7/2014 stock option grant; one third of the award vested on 4/7/2016 and the remaining one third vests on 4/7/2017.
(3)	1/30/2013 RSU award; the remaining award vested on 1/30/2016.
(4)	4/7/2014 RSU award; one third of the award vested on 4/7/2016 and the remaining one third vests on 4/7/2017.
(5)	3/9/2015 RSU award that vests on 12/31/2017, or earlier, based on the achievement of various performance metrics.
(6)	3/5/2015 RSU award; one third of the award vested on 3/1/2016 and one third vests on 3/1/2017 and 3/1/2018, respectively.
(7)	3/1/2013 restricted stock award; the remaining award vested on 3/1/2016.
(8)	2/14/2007 stock option grant.
(9)	2/8/2012 stock option grant; the remaining award vested on 2/8/2016.

(10)	2/13/2013 stock option grant; one fourth of the award vested on 2/13/2016 and the remaining one fourth vests on 2/13/2017.
(11)	2/12/2014 stock option grant; one fourth of the award vested on 2/12/2016 and one fourth vests on 2/12/2017 and 2/12/2018, respectively.
(12)	2/8/2012 RSU award; the remaining award vested on 2/8/2016.
(13)	2/13/2013 RSU award; one third of the award vested on 2/13/2016 and the remaining one third vests on 2/13/2017.
(14)	2/12/2014 RSU award; one fourth of the award vested on 2/12/2016 and one fourth vests on 2/12/2017 and 2/12/2018, respectively.
(15)	2/10/2010 stock option grant.
(16)	2/9/2011 stock option grant.

Option Exercises and Stock Vested

The following table sets forth on an aggregated basis for each of the NEOs, the number and value of shares of our common stock acquired upon exercise of stock options, and the number and value of shares of our common stock acquired upon vesting of RSUs during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Douglas F. Bauer	—	—	10,477	155,191
Thomas J. Mitchell	—	—	10,309	152,659
Michael D. Grubbs	—	—	10,139	150,097
Bradley W. Blank	—	—	1,304	19,703
Glenn J. Keeler	—	—	2,106	32,188
Kenneth C. Krivanec(3)	11,688	172,252	5,148	79,022
Andrew P. Warren(3)	—	—	6,082	93,521

__________

(1)	Represents the net shares acquired after withholding shares for tax obligations.
(2)	Represents the value of the acquired shares based on the closing stock price on the date of vesting.
(3)	Includes awards assumed in connection with the WRECO merger transaction in July 2014.

DIRECTOR COMPENSATION

The following table sets forth the total cash and equity compensation paid to non-employee directors for their service on our Board of Directors and committees of our Board of Directors during fiscal 2015:

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
Lawrence B. Burrows	53,063	124,991	178,054
Daniel S. Fulton	60,000	124,991	184,991
Kristin F. Gannon	63,813	124,991	188,804
Steven J. Gilbert	95,000	124,991	219,991
Christopher D. Graham	60,000	124,991	184,991
Constance B. Moore	58,688	124,991	183,679
Thomas B. Rogers	70,000	124,991	194,991
Barry S. Sternlicht	90,000	124,991	214,991

__________

(1)

The amounts reported in this column reflect the aggregate grant date fair value of RSU awards to each of the non-employee directors, computed in accordance with FASB ASC Topic 718.  Amounts shown do not reflect compensation actually received or that may be realized in the future by the directors.  For a discussion of the assumptions relating to the valuation of the awards, please see Note 16.  Stock Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2015.

Compensation of Non-Employee Directors

Directors who are employees do not receive any compensation for their services as directors.  The cash and equity compensation that we pay to our non-employee directors is comprised of the following:

•	an annual cash retainer of $50,000 and a restricted stock award of $125,000 (based upon the closing price on the date of grant);
•	an additional annual cash retainer of $20,000 to the Chair of the Audit Committee and an additional cash retainer of $10,000 for the other members of the Audit Committee;
•	an additional annual cash retainer of $15,000 to the Chair of the Compensation Committee and an additional cash retainer of $7,500 for the other members of such committee;
•	an additional annual cash retainer of $10,000 to the Chair of the Nominating and Corporate Governance Committee and an additional cash retainer of $7,500 for the other members of such committee; and
•	an additional annual cash retainer of $30,000 to the Chairman of our Board of Directors and the Lead Independent Director.

We reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance in-person at board and committee meetings.

Director Stock Ownership Requirement

Each of our independent directors is required, within five years of becoming a member of our Board of Directors, to own shares of common stock equal to five times the annual cash retainer payable to non-employee directors.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee of our Board of Directors is required by the SEC and, in accordance with SEC rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2015.  The Audit Committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm for 2015, the audited financial statements for the fiscal year ended December 31, 2015.  In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Auditing Standard No. 16:  Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of PCAOB regarding Ernst & Young LLP's communications with the Audit Committee concerning independence.  The Audit Committee also discussed with Ernst & Young LLP the accounting firm's independence.

Based upon the foregoing review and discussions described in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Form 10‑K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE TRI POINTE BOARD OF DIRECTORS

Thomas B. Rogers, Audit Committee Chair

Daniel S. Fulton

Christopher D. Graham

MANAGEMENT

Set forth below are the names, ages and positions of TRI Pointe's executive officers as of April 11, 2016.  Each executive officer shall hold office until the executive officer's respective successor is elected and qualified or until the executive officer's earlier death, resignation or removal.

Name	Age	Position with TRI Pointe
Douglas F. Bauer	55	Chief Executive Officer
Thomas J. Mitchell	55	President and Chief Operating Officer
Michael D. Grubbs	57	Chief Financial Officer and Treasurer
Bradley W. Blank	37	Vice President, General Counsel and Secretary
Glenn J. Keeler	39	Vice President and Chief Accounting Officer

For biographical information for Mr. Douglas F. Bauer, see "Board of Directors—Director Nominees."

THOMAS J. MITCHELL.  Mr. Mitchell has served as TRI Pointe's President and Chief Operating Officer since January 30, 2013.  He served as a member of the board of managers of TPH LLC prior to its conversion into a corporation.  Prior to forming TPH LLC in April 2009, from 1988 to 2009, Mr. Mitchell served in several capacities, including most recently Executive Vice President, for William Lyon Homes, a homebuilding company whose common stock was listed on the NYSE from 1999 until the company was taken private in 2006.  Through his various roles within that company, Mr. Mitchell developed a broad background and experience in all aspects of residential construction and land development.  Prior to his 20-year tenure at William Lyon Homes, Mr. Mitchell spent over two years with The Irvine Company in their community development group and over two years with Pacific Savings Bank.  Throughout his career, Mr. Mitchell has obtained significant experience in land acquisition, land entitlement, land development, project planning, product design, construction operations, project and company finance, sales and marketing, customer satisfaction and warranty service.  Mr. Mitchell has more than 27 years of experience in the real estate development and homebuilding industry.  His accomplishments have been recognized by, among other things, him being awarded the Outstanding Home Design and National Home of the Year awards and being identified by Home Builder Executive as a Top 100 President.  In 2004, Mr. Mitchell was awarded the BIA Inland Empire Builder of the Year.  Mr. Mitchell received his B.A. from California State University of Long Beach.

MICHAEL D. GRUBBS.  Mr. Grubbs has served as TRI Pointe's Chief Financial Officer and Treasurer since January 30, 2013.  Prior to forming TPH LLC in April 2009, from 1992 to 2009, Mr. Grubbs served in several capacities, including most recently the Senior Vice President and Chief Financial Officer, for William Lyon Homes, a homebuilding company whose common stock was listed on the NYSE from 1999 until the company was taken private in 2006.  Prior to his 17-year tenure at William Lyon Homes, Mr. Grubbs spent five years at Kenneth Leventhal & Company where he specialized in real estate accounting and over five years at J.C.  Penney Company Construction and Real Estate Division which built retail facilities throughout the Western United States.  Mr. Grubbs has more than 27 years of experience in residential real estate and homebuilding finance.  Mr. Grubbs is a member (inactive) of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.  Mr. Grubbs is also a former member of the Board of Directors for HomeAid Orange County, a charitable organization with the mission of building or renovating shelters for the temporarily homeless, which serves individuals and families who find themselves without shelter due to such factors as domestic violence, job loss, catastrophic illness or crisis pregnancy.  He served as Treasurer and committee chair for the Finance Focus Group.  Mr. Grubbs received his B.A., magna cum laude, with honors from Arizona State University.

BRADLEY W. BLANK.  Mr. Blank has served as our Vice President, General Counsel and Secretary since February 2014.  Prior to joining our management team, Mr. Blank worked for Gibson Dunn & Crutcher LLP where he served as corporate counsel to a variety of public and private companies, focusing on mergers and acquisition, strategic investments, securities offerings and general corporate advice.  Mr. Blank received his B.A., cum laude, with honors from Pepperdine University and his law degree, cum laude, with honors from University of San Diego School of Law.

GLENN J. KEELER.  Mr. Keeler joined TRI Pointe in February 2013 and currently serves as our Vice President and Chief Accounting Officer.  From 2011 until 2013, he served as Corporate Controller of STEC, Inc., a publicly traded, global provider of enterprise-class solid state drives.  From 2006 until 2011, Mr. Keeler served as Director of Finance and Controller of Lantronix, Inc., a publicly traded designer, developer, marketer and seller of networking and communications products.  Mr. Keeler spent six years at Ernst & Young LLP serving clients in the real estate, technology and manufacturing industries.  Mr. Keeler is a Certified Public Accountant (inactive) in California and earned his B.A. from California State University Dominguez Hills.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires TRI Pointe's directors and certain officers, and persons who own more than 10% of a registered class of TRI Pointe equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of TRI Pointe common stock and other equity securities.  Certain officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish TRI Pointe with copies of all Section 16(a) forms they file.  To TRI Pointe's knowledge, based on information furnished by these persons, all Section 16(a) filing requirements applicable to TRI Pointe's directors, executive officers and greater-than-ten-percent stockholders were complied with on a timely basis during the fiscal year ended December 31, 2015, except that due to administrative errors, each of our executive officers filed a Form 4 on April 13, 2015, one day after the initial report was required to be filed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation described in the section entitled "Executive Compensation," our executive officers, directors and other related parties will be entitled to receive, or have received since the beginning of the last fiscal year, material financial and other benefits, including the following:

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and our current executive officers.  These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Registration Rights Agreement

On January 30, 2013, TRI Pointe entered into a registration rights agreement with the former members of TPH LLC, including the Starwood Fund and Messrs. Bauer, Grubbs and Mitchell, with respect to the shares of common stock that they received as part of TRI Pointe's formation transactions.  The shares are referred to collectively as the "registrable shares." On November 13, 2014 and after request by the Starwood Fund, we filed an automatic shelf registration statement on Form S‑3 with respect to the potential offer and sale of the registrable shares.

Acquisition from Entity Managed by an Affiliate of the Starwood Fund

In January of 2015, we acquired 46 lots located in Castle Rock, Colorado, for a purchase price of approximately $2.8 million from an entity managed by an affiliate of the Starwood Capital Group.  The Chairman of our Board of Directors, Barry Sternlicht, is also the Chairman and Chief Executive Officer of Starwood Capital Group.  Starwood Fund, a greater than five percent holder of our common stock, is managed by affiliates of Starwood Capital Group.  This acquisition was approved by our independent directors.

Acquisition from Entity Managed by an Affiliate of BlackRock

In December of 2015, we entered into an agreement with an affiliate of BlackRock, Inc. to acquire 161 lots located in Dublin, California, for a purchase price of approximately $60,000,000.  BlackRock, Inc. is a greater than five percent holder of our common stock.  This acquisition was approved by the Executive Land Committee, which is comprised of independent directors.

Conflicts of Interest

Conflicts of interest may exist among our directors and officers and other related parties and us as described below.

Mr. Barry Sternlicht, the Chairman of our Board of Directors, is also the Chairman and Chief Executive Officer of Starwood Capital Group.  Mr. Christopher Graham, who became a director upon the closing of the WRECO merger transaction, is a Senior Managing Director at Starwood Capital Group.  As a result of our relationship with Starwood Capital Group, there may be transactions between Starwood Capital Group, Starwood Property Trust (which is managed by an affiliate of Starwood Capital Group) or their affiliates and us that could present an actual or perceived conflict of interest.  These conflicts of interest may lead Mr. Sternlicht and Mr. Graham to recuse themselves from actions of our Board of Directors with respect to any transactions involving or with Starwood Capital Group, the Starwood Property Trust or their affiliates.  Pursuant to an investors rights agreement with the Company, the Starwood Fund has the right to nominate one member of our Board of Directors for so long as the Starwood Fund owns 5% or more of our outstanding common stock.  See "Board of Directors—Composition of our Board of Directors."

On November 3, 2013, Messrs. Bauer, Grubbs and Mitchell entered into a lock-up agreement with the Starwood Fund.  Pursuant to the lock-up agreement, Messrs. Bauer, Grubbs and Mitchell each agreed that, following the consummation of the WRECO merger transaction, they would not sell to any third party certain of their shares of common stock, without the prior written consent of the Starwood Fund until the Starwood Fund (and any of its affiliates owning our common stock) owns less than 4.875% of the total common stock outstanding.

TRI Pointe has adopted written Corporate Governance Guidelines that, among other things, require directors to disclose to the Chairman of our Board of Directors personal or business interests that involve an actual or potential conflict of interest.  In addition, our Code of Business Conduct and Ethics requires that any transaction in which any of our directors, officers or employees has an interest must be approved by a vote of a majority of our disinterested and independent directors.  Our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions) (collectively, "Senior Officers" and each a "Senior Officer") must comply with our Code of Ethics for Senior Executive and Financial Officers, which requires the prior written approval of the Audit Committee before a Senior Officer makes any investment, accepts any position or benefits, participates in any transaction or business arrangement or otherwise acts in a manner that creates or appears to create a conflict of interest.  Neither the adoption of these policies nor any communication concerning these policies is intended to constitute a representation concerning past, present or future compliance by the persons subject to them.  We cannot assure you that these policies will be successful in eliminating the influence of conflicts of interest.  These policies may be amended from time to time at the discretion of our Board of Directors, without a vote of stockholders.

AUDIT COMMITTEE MATTERS

Independent Registered Public Accounting Firm Fees

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2015 and 2014 by Ernst & Young LLP.  All fees below were approved by the Audit Committee in conformity with the Audit Committee's pre-approval process.

	Year Ended December 31,
	2015	2014
Audit Fees(1)	$2,817,607	$2,748,000
Audit-Related Fees(2)	19,625	179,500
Tax Fees(3)	456,800	450,732
All Other Fees(4)	2,000	1,995
Total	$3,296,032	$3,380,227

__________

(1)

These are fees for professional services performed by Ernst & Young LLP for the audit of TRI Pointe's annual financial statements, consents and comfort letters and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

These are fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of TRI Pointe's financial statements.  This includes employee benefit plan audits, due diligence related to mergers and acquisitions, and consulting on financial accounting/reporting standards.

(3)

These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.  This includes the preparation of TRI Pointe's and its consolidated subsidiaries' original and amended tax returns, refund claims, payment planning, tax audit assistance and tax work stemming from "Audit-Related" items.

(4)	These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category descriptions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has responsibility for establishing policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP.  The Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate, retain and oversee the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting).  Our internal auditing function and the independent registered public accounting firm reports directly to the Audit Committee.  The Audit Committee has the sole authority to approve all audit engagement fees and terms, and the Audit Committee, or the Chair of the Audit Committee, must pre-approve any audit and non-audit services provided to us by the independent registered public accounting firm and the fees and terms thereof (provided that the Chair may not pre-approve services in excess of $25,000 and must report any such approval to the full Audit Committee at the next regularly scheduled meeting of the Audit Committee).

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Stockholders who wish to submit a proposal to be considered for inclusion in our proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a‑8 under the Exchange Act.  To be eligible for inclusion, proposals must be submitted in writing and received by us on or before December 23, 2016 at 19540 Jamboree Road, Suite 300, Irvine, California 92612, Attention:  Corporate Secretary.

Any stockholder who intends to nominate an individual for election to our Board of Directors or submit a matter for consideration at the 2017 annual meeting, other than by submitting a proposal to be included in our 2017 proxy statement, must give timely notice according to our Bylaws.  Our Bylaws provide that, to be timely for submission to the 2017 annual meeting, a stockholder's notice must be mailed to and received at our principal executive offices, at 19540 Jamboree Road, Suite 300, Irvine, California 92612 not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials or notice of availability of proxy materials (whichever is earlier) for the 2016 annual meeting; provided, however, that if the 2016 annual meeting is held or the 2017 annual meeting date is called for a date that is not within 30 days from the first anniversary date of the 2016 annual meeting, then written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made.

For each matter any stockholder intends to bring before the 2017 annual meeting, the stockholder's notice must comply with all applicable provisions of our Bylaws, including a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend our Bylaws, the text of the proposed amendment), the reasons for conducting such business at the annual meeting, and any material interest the stockholder has in that business as well as information regarding the stockholder, the number of shares of our common stock that the stockholder owns and a representation that such stockholder intends to appear in person or by proxy at the annual meeting.  Any stockholder proposals must also comply in all respects with the rules and regulations of the SEC.  For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8‑K, filed with the SEC on July 7, 2015.

ANNEX A

TRI POINTE HOMES, INC.

2013 LONG-TERM INCENTIVE PLAN

I.INTRODUCTION

1.1Purposes.  The purposes of the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, employees and other service providers and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2Certain Definitions.

"Agreement" shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

"Board" shall mean the Board of Directors of the Company.

"Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

"Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

"Change in Control" shall have the meaning set forth in Section 5.8(b).

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which the shares of Common Stock have been listed by the Company.

"Common Stock" shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

"Company" shall mean TRI Pointe Homes, Inc., a Delaware corporation, or any successor thereto.

"Consultant" means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as that person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement (or any successor thereto).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on The New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on The New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

"Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

"Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

"Initial Public Offering" means the initial public offering of the Company registered on Form S-1 (or any successor form under the Securities Act of 1933, as amended).

"Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

"Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

"Performance Award" shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

"Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder's receipt of the shares of Common Stock subject to such award or of payment with respect to such award.  Such criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction or any combination of the foregoing.  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

"Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

"Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

"Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

"Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

"Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

"Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

"SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

"Stock Award" shall mean a Bonus Stock Award, Restricted Stock Award or a Restricted Stock Unit Award.

"Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

"Substitute Award" shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

"Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

"Tax Date" shall have the meaning set forth in Section 5.5.

"Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

1.3Administration.  This Plan shall be administered by the Committee.  Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Bonus Stock, Restricted Stock or Restricted Stock Units; and (iv) Performance Awards.  The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the dollar value subject to an award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.  The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Award shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level.  The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award.  All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or such other executive officer as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or any other executive officer with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer or any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or any other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or Bylaws) and under any directors' and officers' liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum.  The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4Eligibility.  Participants in this Plan shall consist of such officers, Non-Employee Directors, employees and Consultants, and persons expected to become officers, Non-Employee Directors, employees and Consultants of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time.  The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.  For purposes of this Plan and except as otherwise provided for in an Agreement, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor.  The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on an approved leave of absence.

1.5Shares Available.  Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 2,527,833 shares of Common Stock shall be available for all awards under this Plan, of which no more than 2,527,833 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options.  The number of shares of Common Stock available under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards.  To the extent that shares of Common Stock subject to an outstanding option, SAR, stock award or performance award granted under the Plan or any predecessor plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan.

Notwithstanding anything in this Section 1.5 to the contrary, shares of Common Stock subject to an award under this Plan may not be made available for issuance under this Plan if such shares are: (i) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR; (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding option or SAR; or (iii) shares repurchased on the open market with the proceeds of an option exercise.  Shares delivered to or withheld by the Company to pay the withholding taxes for Stock Awards or Performance Awards shall again be available under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee; provided, however, that Incentive Stock Options shall be granted only to persons who are employees of the Company or one of its Subsidiaries that is a corporation within the meaning of Section 7701(a)(3) of the Code, in accordance with Section 422 of the Code.  Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided, further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns, or is deemed to own pursuant to Section 424(d) of the Code, capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b)Option Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided, further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant.  The Committee may, in its discretion, establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option.  The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option or as otherwise authorized by the Committee, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.2Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee.  The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)Number of SARs and Base Price.  The number of SARs subject to an award shall be determined by the Committee.  Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.  The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option.  The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b)Exercise Period and Exercisability.  The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and no Free-Standing SAR shall be exercised later than ten years after its date of grant.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR.  The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs.  If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d).  Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request.  A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.3Termination of Employment or Service.  All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4Repricing of Options and SARs.  The Committee, in its sole discretion and without the approval of the stockholders of the Company, may amend or replace any previously granted option or SAR in a transaction that constitutes a repricing within the meaning of the rules of The New York Stock Exchange.

III.STOCK AWARDS

3.1Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee.  The Agreement relating to a Stock Award shall specify whether the Stock Award is a Bonus Stock Award, Restricted Stock Award or Restricted Stock Unit Award.

3.2Terms of Bonus Stock Awards.  The number of shares of Common Stock subject to a Bonus Stock Award shall be determined by the Committee.  Bonus Stock Awards shall not be subject to any Restriction Periods or Performance Measures.  Upon the grant of a Bonus Stock Award, subject to the Company's right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award or such shares shall be transferred to the holder in book entry form.

3.3Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)Stock Issuance.  During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award.  All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.4Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award.  Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units.  Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV.PERFORMANCE AWARDS

4.1Performance Awards.  The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2Terms of Performance Awards.  Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Value of Performance Awards and Performance Measures.  The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)Settlement of Vested Performance Awards.  The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof.  If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d).  Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award.  Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.

V.GENERAL

5.1Effective Date and Term of Plan.  This Plan shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective immediately prior to the effective date of the Initial Public Offering.  This Plan shall terminate on the tenth anniversary of its effective date, unless terminated earlier by the Board; provided that Incentive Stock Options may not be granted later than 10 years from the date the Plan is adopted or the date the Plan is approved by the Company's stockholders, whichever is earlier.  Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.  Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten years after the effective date of this Plan.

5.2Amendments.  The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of The New York Stock Exchange, or, if the Common Stock is not listed on The New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3Agreement.  Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award.  No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company.  Upon such execution or electronic acceptance, such award shall be effective as of the effective date set forth in the Agreement.

5.4Non-Transferability.  No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a qualified domestic relations order, in each case, without consideration.  Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person.  Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.  An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise; or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award or as otherwise authorized by the Committee.  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate.  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7Adjustment.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code.  In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants.  In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8Change in Control.

(a)Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i)provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

(ii)require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 5.7; and/or

(iii)require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to Section 5.8(a)(i), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable to such award has lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b)A "Change in Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

(i)The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity's governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii)The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(iii)a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, the Initial Public Offering or any bona fide primary or secondary public offering following the occurrence of the Initial Public Offering shall not constitute a Change in Control.

5.9Deferrals.  The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10No Right of Participation, Employment or Service.  Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan.  Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12Designation of Beneficiary.  A holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity.  To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

5.13Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14Foreign Employees.  Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Amendment No. 1

to the

TRI Pointe Homes, Inc.

2013 Long-Term Incentive Plan

The first sentence of Section 1.5 of the Plan is deleted in its entirety and replaced with the following by amendment dated June 23, 2014:

Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 10,942,517 shares of Common Stock shall be available for all awards under this Plan, of which no more than 10,942,517 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options.

The following paragraph was added to Section 1.5 of the Plan by amendment dated June 23, 2014:

Subject to adjustment as provided in Section 5.7, notwithstanding anything herein to the contrary, options and SARs may be granted, in the aggregate, to any one participant with respect to a maximum of 2,000,000 shares of Common Stock during a single calendar year. In addition, any Stock Award (other than a Bonus Stock Award) or Performance Award may be granted, in the aggregate, to any one participant, with respect to a maximum of 2,000,000 shares of Common Stock during a single calendar year. Such numbers shall be calculated and adjusted pursuant to Section 5.7 only to the extent that such calculation or adjustment will not affect the status of any award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The maximum cash amount payable pursuant to that portion of a Performance Award earned for any 12‑month period to any participant under this Plan shall not exceed $10.0 million.

Amendment No. 2

to the

TRI Pointe Homes, Inc.

2013 Long-Term Incentive Plan

Section 2.4 of the Plan was deleted in its entirety and replaced with the following by the following:

No Repricing without Stockholder Approval. Other than in connection with any equity restructuring or any other change in the Company's capitalization (as described in Section 5.7), the Committee shall not, without stockholder approval, reduce the exercise price of a previously awarded option or SAR and, at any time when the exercise price of a previously awarded option or SAR is above the Fair Market Value of a share of Common Stock, the Committee shall not, without stockholder approval, cancel and re-grant or exchange such option or SAR for cash or a new award with a lower (or no) exercise price.

Omnibus Amendments

to the

TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan,
TRI Pointe Group Short-Term Incentive Plan,
Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan
and the Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan
(collectively, the "Plans") and their related stock option, restricted stock unit, cash incentive award agreements and performance share unit agreements
(collectively, the "Award Agreements")

1.The definition of the term "Board" or "Board of Directors," as applicable, as contained in each Plan and Award Agreement, to the extent applicable, is hereby amended by deleting the current definition and replacing it with the following:

"'Board'/'Board of Directors' shall mean the board of directors of TRI Pointe Group, Inc. and any successor thereto."

2.The definition of the term "Company" or "Corporation" as applicable, as contained in each Plan and Award Agreement is hereby amended by deleting the current definition and replacing it with the following:

"'Common Stock' shall mean the common stock of TRI Pointe Group, Inc., par value $0.01 per share, and all rights appurtenant thereto."

3.The definition of the term "Common Stock", as contained in each Plan and Award Agreement, to the extent applicable, is hereby amended by deleting the current definition and replacing it with the following:

"'Common Stock' shall mean the common stock of TRI Pointe Group, Inc., par value $0.01 per share, and all rights appurtenant thereto."

4.All references to "TRI Pointe Homes, Inc." or "Weyerhaeuser Real Estate Company", as applicable, contained in each Plan or Award Agreement not otherwise changed by the preceding amendments are hereby changed to "TRI Pointe Group, Inc."

5.All other provisions of the Plans and Award Agreements shall remain in full force and effect, except to the extent modified by the foregoing.

Amendment No. 4

to the

TRI Pointe Homes, Inc.

2013 Long-Term Incentive Plan

The following paragraph was added to the end of Section 1.5 of the Plan:

Notwithstanding the foregoing, if the participant is a Non-Employee Director, the maximum amount of options, SARs, Stock Awards (including Bonus Stock Awards) and Performance Awards that may be granted during a single calendar year to any one Non-Employee Director shall be in the aggregate $300,000 as determined by the Fair Market Value of the shares of Common Stock underlying such options, SARs, Stock Awards (including Bonus Stock Awards) and Performance Awards on the applicable grant dates.

0

TRI POINTE GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF TRI POINTE GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS ON JUNE 3, 2016

The undersigned appoint(s) Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs, or any of them, as proxies, each with the power to appoint a substitute, and authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of TRI Pointe Group, Inc. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of TRI Pointe Group, Inc. to be held at 10:00 a.m. California Time on Friday, June 3, 2016, at 19540 Jamboree Road, Suite 300, Irvine, California 92612, and any adjournment or postponement of that meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

TRI POINTE GROUP, INC.

June 3, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/18094

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20803030000000000000 4 060316

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE BOARD OF DIRECTOR NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES.

1. Election of Directors: Elect eight directors to serve until his or her successor is elected and qualified or until his or her earlier resignation, removal or death.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Douglas F. Bauer
- ○ Lawrence B. Burrows
- ○ Daniel S. Fulton
- ○ Steven J. Gilbert
- ○ Christopher D. Graham
- ○ Constance B. Moore
- ○ Thomas B. Rogers
- ○ Barry S. Sternlicht

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

	FOR	AGAINST	ABSTAIN
2. Ratification of the amendment to TRI Pointe Group, Inc.'s 2013 Long-Term Incentive Plan, as amended, imposing certain limitations on awards made under the plan to non-employee directors.	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as TRI Pointe Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

TRI POINTE GROUP, INC.

June 3, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/18094

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE BOARD OF DIRECTOR NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES.

1. Election of Directors: Elect eight directors to serve until his or her successor is elected and qualified or until his or her earlier resignation, removal or death.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Douglas F. Bauer
- ○ Lawrence B. Burrows
- ○ Daniel S. Fulton
- ○ Steven J. Gilbert
- ○ Christopher D. Graham
- ○ Constance B. Moore
- ○ Thomas B. Rogers
- ○ Barry S. Sternlicht

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

	FOR	AGAINST	ABSTAIN
2. Ratification of the amendment to TRI Pointe Group, Inc.'s 2013 Long-Term Incentive Plan, as amended, imposing certain limitations on awards made under the plan to non-employee directors.	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as TRI Pointe Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.